                                                                   EXHIBIT 10.30

================================================================================


                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.


                           _________________________

                            RESTATED NOTE AGREEMENT

                           DATED AS OF JULY 1, 1996
                           _________________________



                                  SERIES A-1:
                                  $14,758,700
           7.9% GUARANTIED SENIOR PROMISSORY NOTES DUE JUNE 15, 2006

                                  SERIES A-2:
                                  $13,794,200
           7.9% GUARANTIED SENIOR PROMISSORY NOTES DUE JUNE 15, 2006

                                  SERIES A-3:
                                  $11,447,100
           7.9% GUARANTIED SENIOR PROMISSORY NOTES DUE JUNE 15, 2006

                                   SERIES B:
                                  $35,000,000
 8% GUARANTIED SENIOR PROMISSORY NOTES DUE 10 YEARS FROM THE DATE OF ISSUANCE

================================================================================

                               TABLE OF CONTENTS
                            (NOT PART OF AGREEMENT)

1.  THE NOTES............................................................. 2

      1.1 Authorization................................................... 2

      1.2 Purchase and Sale of the Notes.................................. 3

      1.3 Closings........................................................ 3

      1.4 Use of Proceeds................................................. 4

      1.5 Purchase for Instrument......................................... 4

      1.6 Accredited Investor............................................. 4

      1.7 Source of Funds................................................. 4

      1.8 Legal Investment................................................ 5

      1.9 Restrictions on Transfer or Sale................................ 5

2.  CONDITIONS OF CLOSING................................................. 5

      2.1 Satisfactory Proceedings........................................ 6

      2.2 Opinions of Counsel; REIT Letters............................... 6

      2.3 Representations and Warranties.................................. 6

      2.4 Performance: No Default......................................... 6

      2.5 Compliance Certificates......................................... 6

      2.6 Legality........................................................ 7

      2.7 Absence of Certain Events....................................... 7

      2.8 Private Placement Number........................................ 7

      2.9 Book Value of Subsidiaries...................................... 7

      2.10 Repayment of Debt, Etc......................................... 7

      2.11 Payment of Fees................................................ 7

      2.12 The Guaranty................................................... 7

      2.13 Sale of Other Notes............................................ 8

3.  PAYMENT, PREPAYMENT AND PURCHASE OF THE NOTES......................... 8

      3.1 Required Annual Prepayments of the Notes........................ 8

      3.2 Optional Prepayments............................................10

      3.3 Notice of Prepayment............................................10

      3.4 Allocation of Partial Prepayments...............................10

      3.5 Maturity, etc...................................................10

      3.6 Right to Put....................................................11

      3.7 Purchase of Notes...............................................12

4.  FINANCIAL STATEMENTS; INFORMATION.....................................13

5.  INSPECTION AND CONFIDENTIALITY........................................15

      5.1 Inspection......................................................15

      5.2 Confidential Information........................................16

6.  COVENANTS.............................................................17

      6.1 Limitations on Liens............................................17

      6.2 Maintenance of Certain Financial Conditions.....................17

      6.3 Limitations on Debt.............................................17

      6.4 Limitations on Short-Term Debt..................................18

      6.5 Consolidation, Merger, Sales of Assets, etc.....................18

      6.6 Sales of Assets.................................................19

      6.7 Limitation on Sale and Leaseback Transactions...................19

      6.8 Nature of Business..............................................19

      6.9 Maintenance of Leases...........................................19

      6.10 Restricted Payments............................................20

      6.11 Transactions with Affiliates...................................20

      6.12 Ownership of Golf Courses......................................20

      6.13 Payment of Notes; Maintenance of Books and Office..............21

      6.14 Partnership Existence and Tax Status; Payment of Taxes;
            Maintenance of Properties; Insurance; Compliance with Laws;
            Maintenance of Patents.........................................21

      6.15  Compliance with ERISA..........................................23

7.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER...........................23

      7.1 Organization, Authority and Tax Status of the Issuer.............23

      7.2 Authorization....................................................23

      7.3 Capitalization...................................................23

      7.4 Organization and Ownership of Subsidiaries; Affiliates...........24

      7.5 Disclosure.......................................................24

      7.6 Financial Statements.............................................24

      7.7 Changes, etc.....................................................25

      7.8 Compliance with Other Instruments, etc...........................25

      7.9 Governmental Authorizations, etc.................................25

      7.10 Litigation......................................................25

      7.11 Taxes...........................................................26

      7.12 Title to Properties and Leases..................................26

      7.13 Patents, Trademarks, Authorizations, etc........................26

      7.14 Compliance with ERISA...........................................27

      7.15 Private Offering................................................27

      7.16 Use of Proceeds; Margin Regulations.............................28

      7.17 Existing Debt and Long Term Leases..............................28

      7.18 Status Under Certain Statutes...................................28

      7.19 Environmental Matters...........................................28

      7.20 Foreign Assets Control Regulations, etc.........................29

      7.21 Internal Accounting Controls....................................29

      7.22 Solvency........................................................29

      7.23 Assumption of Original Issuer Notes For Equivalent Value...........30

8.  EVENTS OF DEFAULT; REMEDIES...............................................30

      8.1 Events of Default Defined; Acceleration of Maturity; Recission and
            Annulment.........................................................30

      8.2 Suits for Enforcement...............................................33

      8.3 Remedies Cumulative.................................................33

      8.4 Remedies Not Waived.................................................33

9.  DEFINITIONS AND ACCOUNTING TERMS..........................................34

      9.1 Definitions.........................................................34

      9.2 Accounting Terms....................................................49

10. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES..............................49

11. LOST NOTES, ETC...........................................................49

12. AMENDMENT AND WAIVER......................................................50

13. PAYMENTS ON NOTES.........................................................51

      13.1 Place Of Payment...................................................51

      13.2 Home Office Payment................................................51

14. LIABILITIES OF PURCHASER..................................................51

15. MISCELLANEOUS.............................................................52

      15.1 Expenses...........................................................52

      15.2 Reliance on and Survival of Representations........................52

      15.3 Successors and Assigns.............................................52

      15.4 Notices............................................................53

      15.5 Law Governing......................................................53

      15.6 Forum..............................................................53

      15.7 Waiver of Jury Trial...............................................53

      15.8 Headings, etc......................................................54

      15.9 Entire Agreement...................................................54

      15.10 Substitution of Purchaser........................................54

      15.11 Counterparts.....................................................54

      15.12 Payments Due on Non-Business Days................................54

      15.13 Payments Due on Non-Business Days................................54

      15.14 Severability.....................................................55

      15.15 Construction.....................................................55

Annex 1     - Information Relating to Purchasers
Exhibit A   - [Intentionally Omitted]
Exhibit B   - Form of Series B Note
Exhibit C-1 - Form of Opinion of Latham & Watkins
Exhibit C-2 - Form of Opinion of Scott S. Thompson
Exhibit C-3 - Form of Letter from Edward R. Sause
Exhibit C-4 - Form of Letter from Coopers & Lybrand L.L.P.
Exhibit D   - Form of Officer's Certificate delivered pursuant to Section 2.5(a)
Exhibit E   - Form of Secretary's Certificate delivered pursuant to Section
              2.5(b)
Exhibit F   - Form of Guaranty
Exhibit G   - Form of Assumption Agreements
Exhibit H   - Form of Contribution Agreements
Exhibit I   - Form of Notice of CC Purchase Waiver
Exhibit J   - Form of Officer's Certificate delivered pursuant to Section 4(c)

           TO EACH OF THE PURCHASERS LISTED IN THE ATTACHED ANNEX 1:




                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                          1448 15th Street, Suite 200
                        Santa Monica, California 90404

                                  Series A-1:
                                  $14,758,700
           7.9% Guarantied Senior Promissory Notes due June 15, 2006


                                  Series A-2:
                                  $13,794,200
           7.9% Guarantied Senior Promissory Notes due June 15, 2006


                                  Series A-3
                                  $11,447,100
           7.9% Guarantied Senior Promissory Notes due June 15, 2006


                                   Series B:
                                  $35,000,000
 8% Guarantied Senior Promissory Notes due 10 Years from the Date of Insurance as of July 1, 1996

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, pursuant to several Note Purchase Agreements dated as of June 28, 1996 (the "Issuer Note Purchase Agreements") by and between the Issuer and each of the Purchasers listed on Annex 1 thereto, you and each of the Other Purchasers have purchased the Issure's 7.9% guarantied senior promissory notes due June 15, 2006 in the aggregate principal amount of $14,758,700 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement, the Series A-1 Notes"), and you and each of the Other Purchasers have severally agreed to purchase, in the aggregate amounts specified opposite your and their names on Annex 1 thereto, the Issuer's 8% guarantied senior promissory notes due ten years from the date of issuance thereof in the aggregate principal amount of $35,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement, the "Series B Notes");

          WHEREAS, pursuant to several Note Purchase Agreements dated as of June 28, 1996 (the "Trust Note Purchase Agreements") by and between David G. Price, individually and as trustee of the Trust Revocable Trust Amendment in Entirety dated February 9, 1987 (the "Trust"), and each of the Purchasers listed on Annex 1 thereto, you and each of the Other Purchasers have purchased the Trust's 7.9% senior promissory notes due June 15, 2006 in the aggregate principal amount of $13,794,200 (the "Trust Notes");

          WHEREAS, pursuant to several Note Purchase Agreements dated as of June 28, 1996 (the "Black Lake Note Purchase Agreements") by and between Black Lake/Penasquitos, a California general partnership ("Black Lake"), and each of the Purchasers listed on Annex 1 thereto, you and each of the Other Purchasers have purchased Black Lake's 7.9% senior promissory notes due June 15, 2006 in the aggregate principal amount of $11,447,100 (the Black Lake Notes");

          WHEREAS, pursuant to Assumption Agreements dated as of July 1, 1996 (the "Assumption Agreements") by and between National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Issuer"), and each of the Purchasers listed on Annex 1 hereto, the Issuer agreed to assume all of the liabilities, obligation, covenants, duties and indebtedness of the Trust and Black Lake to you and each of the Other Purchasers evidenced by the Trust Notes and Black Lake Notes, respectively, with the same effect as if such Notes had been executed and delivered by the Issuer to the respective Purchasers (the Trust Notes and the Black Lake Notes assumed by the Issuer being referred to herein as the Issuer's Series A-2 Notes and Series A-3 Notes, respectively, and, together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and together with Series A-1 Notes, the "Series A-1 Notes, the "Series A Notes" and the Series A Notes together with the Series B Notes being referred to as the "Notes");

          WHEREAS, the Guarantor has agreed to guarantee unconditionally any and all obligations of the Issuer to you and the Other Purchasers under the Agreements and the Notes as provided therin:

          WHEREAS, this Agreement amends and restates the Issuer Note Purchase Agreement and shall govern the Issuer's rights and obligation with respect to all of the Notes, including without limitation, the Series A-2 and A-3 Notes;

          WHEREAS, the continuing obligations of the Trust and Black Lake under the Trust Note Purchase Agreements and the Black Lake Note Purchase Agreements, respectively, shall, upon execution and delivery hereof, be deemed fully performed and shall be no further force or effect with the exception that the covenant of each of the Trust and Black Lake to maintain its existence in
Section 4.4(a), the covenant of each of the Trust and Black Lake to maintain an office in the last sentence of Section 4.3 and the covenants of each of the Trust and Black Lake in Section 8 thereof, as the case may be, shall survive and continue in full force and effect, that all representation and warranties made by the Trust or Black Lake shall survive, and that all obligations of the Trust and Black Lake under the Trust Notes and the Black Lake Notes shall continue in full force and effect;

          NOW, THEREFORE, the Issuer hereby agrees with you as follows:

     1.   THE NOTES.
          ---------

          1.1  AUTHORIZATION.  The Issuer has duly authorized and issued and
               -------------
sold (or assumed) its (a) 7.9% guarantied senior promissory notes due June 15, 2006 in the aggregate principal amount of $40,000,000, which shall be know as the Series A Notes and shall (i)bear interest from the date thereof on the unpaid principal amount thereof at the rate of 7.9% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 15 and December 15 of each year commencing on December 15, 1996, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue premium and any overdue interest, at the rate of 8.9% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Note, on demand and (ii) mature and be due and payable as to the entire remaining unpaid principal amount thereof and unpaid interest thereon on June 15, 2006 and (b) 8% guarantied senior promissory notes due on the date that is ten years from the date of issuance thereof in the aggregate principal amount of $35,00,000, which shall be known as the Series B Notes and shall (i) bear interest from the date thereof on the unpaid principal amount thereof at the rate of 8% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on the same dates each year commencing on the date that is six months from the date of issuance thereof, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue premium and any overdue interest, at the rate of 9% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Note, on demand, (ii) mature and be due and payable as to the entire remaining unpaid principal amount thereof and unpaid interest thereon on the date that is ten years from the date of issuance thereof and (iii) be substantially in the form of Exhibit B hereto (with such changes therefrom as may be approved by you).

          Certain capitalized terms used and not otherwise defined herein shall have the respective meanings attributed thereto in Section 9 hereof. Unless otherwise specified, any reference in this Agreement to a particular section or other subdivision, or to a particular schedule or exhibit, shall be considered a reference to that section or other subdivision of, or to that schedule or exhibit to, this Agreement.

          1.2  PURCHASE AND SALE OF THE NOTES.  Subject to the terms and
               ------------------------------
conditions hereof and in reliance on, with respect to the Issuer, your representations and warranties contained in Sections 1.5 to 1.8 and your agreements contained in Section 1.9 hereof and the representations and warranties of the Other Purchasers contained in Sections 1.5 to 1.8 and the agreements of the Other Purchasers contained in Section 1.9 of the Other Agreements and, with respect to you, the representations of the Issuer contained in Sections 7.1 to 7.21 hereof and otherwise made in writing by or on behalf of the Issuer in connection with the transactions contemplated hereby and thereby,
(a) the Issuer has issued and sold to you and you have purchased from the Issuer, at the First Closing provided for in Section 1.3, Series A-1 Notes in the aggregate principal amount specified opposite your name in Annex 1, at a purchase price equal to 100% of such principal amount and payable as provided in
Section 1.3 and (b) the Issuer will issue and sell to you and you will purchase from the Issuer, at the Second Closing provided for in Section 1.3, Series B Notes in the aggregate principal amount specified opposite your name in Annex 1, at a purchase price equal to 100% of such principal amount and payable as provided in Section 1.3. Contemporaneously with entering into this Agreement, the Issuer is entering into separate Restated Note Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Annex 1 (the "Other Purchasers"), with respect to and providing for the sale at the applicable Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Annex 1. Your obligations hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

          1.3  CLOSINGS.  The closing of the purchase and sale of the Series A-1
               --------
Notes purchased by you (the "First Closing") occurred on July 1, 1996 (the "First Closing Date"), at the offices of Gibson, Dunn & Crutcher LLP, your special counsel in connection with the transactions contemplated by this Agreement, 200 Park Avenue, New York, New York. The closing of the purchase and sale of the Series B Notes to be purchased by you (the "Second Closing" and, together with the First Closing, the "Closings") shall occur on a Business Day that is a date no more than eight months from the day of the First Closing, designated by the Issuer, upon 14 days' notice by the Issuer to you and the Other Purchasers or such shorter notice as may be acceptable to you and the Other Purchasers (the "Second Closing Date" and, together with the First Closing Date, the "Closing Dates") at the offices of Gibson, Dunn & Crutcher LLP specified above or at such other location as you, the Other Purchasers and the Issuer shall agree. If the Second Closing shall not occur by the day that is eight months from the day of the First Closing, then unless you, the Other Purchasers and the Issuer shall otherwise agree, you and the Other Purchasers shall not have any obligation to purchase or to pay for, and the Issuer shall not have any obligation to sell or deliver, any Series B Notes. At each of the Closings, the Issuer shall have delivered or will deliver to you, as the case may be, the Notes to be purchased by you in the form of one or more Notes (as you may designate), each dated the applicable Closing Date and registered in your name (or the name of your nominee), against delivery by you to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to account No. 14179-03625, maintained at Bank of America, 2049 Century Park East, Los Angeles, California 90067, ABA No. 121000358. If, at any of the Closings, the Issuer shall have failed or shall fail, as the case may be, to tender such Notes to you as provided in this Section 1.3, or if, at the Second Closing, any of the conditions specified in Section 2 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement in respect of such Notes, without thereby waiving any other rights you may have by reason of such failure or nonfulfillment.

          1.4  USE OF PROCEEDS.  The Issuer applied and will apply the proceeds
               ---------------
from the sale of the Notes (subject in any event to Section 7.16) to repay existing bank debt, to finance future acquisitions of golf courses and related facilities and properties, to make participating mortgage loans for golf courses, secured by liens on such golf courses, and for general partnership purposes.

          1.5  PURCHASE FOR INVESTMENT.  You represent to the Issuer that on
               -----------------------
each of the Closing Dates you have acquired or will acquire, as the case may be, the Notes being purchased by you for your own account for investment and not with a view to or for sale in connection with any distribution thereof, provided that, the disposition of your property shall at all times be and remain within your control.

          1.6  ACCREDITED INVESTOR.  You represent to the Issuer that you are
               -------------------
knowledgeable, sophisticated and experienced in business and financial matters; you have previously invested in securities similar to the Notes and you acknowledge that the Notes have not been registered under the Securities Act and understand that the Notes must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; you are able to bear the economic risk of your investment in the Notes and are presently able to afford the complete loss of such investment; you are an "accredited investor" as defined in Regulation D, Rule 501(a)(i)-(3), promulgated under the Securities Act; and you have been afforded access to information about the Issuer and the Guarantor, and the Issuer's and the Guarantor's financial condition, results of operations, business, property, management and prospects sufficient to enable you to evaluate your investment in the Notes. You acknowledge that you have conducted your own analysis of the Issuer's and the Guarantor's financial condition and other foregoing factors and that you have not relied upon the analysis of any Other Purchaser in determining the make an investment in the Notes.

          1.7  SOURCE OF FUNDS. You represent to the Issuer that the purchase of
               ---------------
the Notes either (a) is being funded solely out of an insurance company general investment account which either (i) would be exempt from the prohibited transactions rules of ERISA and the Code under Prohibited Transaction Class Exemption 95-60, published by the Department of Labor in the Federal Register on July 12, 1995 (60 F.R. 35925, July 12,

1995) or (ii) exclusively supports either contracts not issued to any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" within the meaning of Section 4975 of the Code or policies which constitute "guaranteed benefit policies" under Section 401(b) of ERISA;
(b) is not being funded with the assets of any (i) "employee benefit plan" within the meaning of Section 3(3) of ERISA which is subject to Title I of ERISA, (ii) "plan" within the meaning of Section 4975 of the Code or (iii) entity deemed to hold "plan assets" within the meaning of 29 C.F.R. (S) 2510.3-101 of any such employee benefit plan or plans, with respect to which the Issuer or any ERISA Affiliate is a party in interest (as defined in Section 3(14) of ERISA) or a disqualified person (as defined in Section 4975 of the Code) or (c) is not a prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Code because you have a statutory, class or administrative exemption from such prohibited transaction rules for the purchase and holding of Notes.

          1.8  LEGAL INVESTMENT  You represent to the Issuer that, as of the
               ----------------
date hereof, the Notes purchased or to be purchased by you, as the case may be, are a legal investment for you under the laws of each jurisdiction to which you may be subject, without resort to any basket provision of said laws such as New York Insurance Law (S) 1405(a)(8) and that, as of the date hereof, you are not aware of any fact or reason why the Notes purchased or to be purchased by you hereunder, as the case may be, would not be a legal investment for you under the laws of each jurisdiction to which you may be subject, without resort to any basket provision of said laws such as New York Insurance Law (S) 1405(a)(8), on each of the Closing Dates.

          1.9  RESTRICTIONS ON TRANSFER OR SALE. No transfer or sale (including,
               --------------------------------
without limitation, by pledge or hypothecation) of the Notes by any holder shall be effective unless (a) the Notes are registered under the Securities Act or such transfer is permitted pursuant to an available exemption from such registration requirement and (b) the proposed transferee represents to you that such transfer or sale of the Notes either (i) is being funded solely out of an insurance company general investment account which either (x) would be exempt from the prohibited transactions rules of ERISA and the Code under Prohibited Transaction Class Exemption 95-60, published by the Department of Labor in the Federal Register on July 12, 1995 (60 F.R. 35925, July 12, 1995) or (y) exclusively supports either contracts not issued to any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" within the meaning of Section 4975 of the Code or policies which constitute "guaranteed benefit policies" under Section 401(b) of ERISA; (ii) is not being funded with the assets of any (x) "employee benefit plan" within the meaning of Section 3(3) of ERISA which is subject to Title I of ERISA (y) "plan" within the meaning of Section 4975 of the Code or (z) entity deemed to hold "plan assets" within the meaning of 29 C.F.R. (S) 2510.3-101 of any such employee benefit plan or plans, with respect to which the Issuer or any ERISA Affiliate is a party in interest (as defined in Section 3(14) of ERISA) or a disqualified person (as defined in Section 4975 of the Code) or (iii) is not a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code because the proposed transferee has a statutory, class or administrative exemption from such prohibited transaction rules for the purchase and holding of Notes.

     2.   CONDITIONS OF CLOSING.  The Issuer's obligation to sell and deliver
          ---------------------
each of the Series B Notes to be sold and delivered by it hereunder shall be subject to the fulfillment to its satisfaction, prior to or at the Second Closing, of the conditions set forth in Section 2.15 hereof and, your obligation to purchase and to pay for the Series B Notes to be purchased by you hereunder shall be subject to the fulfillment to your satisfaction, prior to or at the Second Closing, of each of the conditions hereinafter set forth:

          2.1  SATISFACTORY PROCEEDINGS.  All partnership, corporate and other
               ------------------------
proceedings taken in connection with the issuance of the Notes and the consummation of the transactions contemplated hereby and all documents and papers relating thereto, including the Guaranty, shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received counterpart originals or certified or other copies of such documents and papers, all in form and substance reasonably satisfactory to you and your special counsel, as you or they may reasonably request in connection therewith.

          2.2  OPINIONS OF COUNSEL; REIT LETTERS.  You shall have received
               ---------------------------------
favorable opinions, each dated the Second Closing Date, addressed to you and satisfactory in form, scope and substance to you, from (a) Latham & Watkins, special counsel of the Issuer, substantially in the form of Exhibit C-1 and, in the event that there is a change in circumstances, covering such other matters incident to the transactions contemplated hereby as shall be attributable to such change or changes as you may reasonably request, (b) Scott S. Thompson, Esq., in-house counsel to the Issuer, substantially in the form of Exhibit C-2 and (c) Gibson, Dunn & Crutcher LLP, your special counsel, in form and substance satisfactory to you and covering such other matters incident to such transactions as you may reasonably request. You shall also have received a letter dated the Second Closing Date from each of Edward R. Sause, Chief Financial Officer of the Issuer, substantially in form of Exhibit C-3, and Cooper and Lybrand, auditors and tax consultants for the Guarantor, substantially in the form of Exhibit C-4, each with respect to certain real estate investment trust matters.

          2.3  REPRESENTATIONS AND WARRANTIES.  All representations and
               ------------------------------
warranties of the Issuer contained in this Agreement and in the Assumption Agreements and all representations and warranties of each of the Trust and Black Lake contained in each of the Trust Note Purchase Agreements and Black Lake Note Purchase Agreements, respectively, or otherwise made in writing by or on behalf of the Issuer, the Trust or Black Lake in connection with the transactions contemplated hereby and thereby shall be true and correct when made and (except as affected by the consummation of such transactions) as of the time of the Second Closing with the same effect as though such representations and warranties had been made on and as of the Second Closing Date.

          2.4  PERFORMANCE; NO DEFAULT.  The Issuer shall have performed all
               -----------------------
agreements and complied with all conditions contained herein and in the Assumption Agreements required to be performed or complied with by it on or prior to the Second Closing Date. At the time of the Second Closing (and after giving effect to the sale of the Notes to you and the application of the proceeds of such sale and the assumption by the Issuer of the Trust Notes and the Black Lake Notes) no Default or Event of Default shall have occurred and be continuing. Neither the Issuer nor any Restricted Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 6.6 through 6.11, inclusive, had such Sections applied since such date.

          2.5  COMPLIANCE CERTIFICATES.
               -----------------------

               (A)  OFFICER'S CERTIFICATE.  The Issuer shall have delivered to
                    ---------------------
     you an Officer's Certificate substantially in the form of Exhibit D, dated the Second Closing Date, certifying that the conditions specified in Sections 2.3, 2.4, and 2.7 have been fulfilled.

               (B)  SECRETARY'S CERTIFICATE.  The Issuer shall have delivered to
                    -----------------------
     you a Secretary's Certificate substantially in the form of Exhibit E, certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes, this Agreement, the Other Agreements and the Assumption Agreements.

               2.6   LEGALITY. On the Second Closing Date, the Notes to be
                     --------
purchased by you hereunder shall (i) be a legal investment for you under the laws of each jurisdiction to which you may be subject, without resort to any basket provision of said laws such as New York Insurance Law (S) 1405(a)(8) and
(ii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

               2.7   ABSENCE OF CERTAIN EVENTS. There shall not have occurred
                     -------------------------
any Material Adverse Change since the date of the most recent audited financial statements included in the Memorandum. Subsequent to the respective dates as of which information is given in the Memorandum and prior to the First Closing, neither the Issuer nor any Restricted Subsidiary shall have consolidated with, merged into, or sold, leased or otherwise disposed of its assets and properties as an entirety or substantially as an entirety to any Person or succeeded to all or substantially all or any substantial part of the liabilities of any other Person except with respect to the golf course acquisition transactions described on Schedule 2.7.

               2.8   PRIVATE PLACEMENT NUMBER. The Issuer shall have obtained
                     ------------------------
from the Standard & Poor's Cusip Service Bureau a Private Placement Number for each series of Notes and shall have delivered to you an Officer's Certificate, dated the Second Closing Date, specifying such Private Placement Numbers. Each of the Trust and Black Lake shall have obtained from the Standard and Poor's Cusip Service Bureau a Private Placement Number for the Trust Notes and Black Lake Notes, respectively, and shall have delivered to you a copy of the correspondence from the Cusip Service Bureau specifying such Private Placement Numbers.

               2.9   BOOK VALUE OF SUBSIDIARIES. Prior to the First Closing
                     --------------------------
Date, the Issuer shall have delivered to you a schedule presenting a complete and correct list of the Issuer's Subsidiaries and showing, as to each Subsidiary, the book value of its assets as determined in accordance with GAAP and presented on a current balance sheet.

               2.10  REPAYMENT OF DEBT, ETC. On the Second Closing Date, the
                     ----------------------
Issuer shall have delivered to you a schedule detailing the bank debt to be repaid, the future acquisitions of golf courses and related facilities and properties to be financed and the participating mortgage loans for golf courses to be made or general partnership purposes to be accomplished pursuant to
Section 1.4.

               2.11  PAYMENT OF FEES. The Issuer shall have paid the reasonable
                     ---------------
legal fees and expenses of Gibson, Dunn & Crutcher LLP and all other fees and expenses for which the Issuer is obligated pursuant to Section 15.1 and for which the Issuer shall have received invoices in proper form on or prior to the Business Day preceding the Second Closing Date.

               2.12  THE GUARANTY. National Golf Properties, Inc., a Maryland
                     ------------
corporation (the "Guarantor"), shall have executed and delivered to you an Amended and Restated General Continuing Guaranty dated the date of the First Closing, in the form attached hereto as Exhibit F (the "Guaranty"), and such Guaranty shall be in full force and effect.

          2.13   SALE AND ASSUMPTION OF TRUST NOTES AND BLACK LAKE NOTES. (i)
                 -------------------------------------------------------
the Trust shall have sold to you and the Other Purchasers and you and the Other Purchasers shall have purchased from the Trust, the Trust Notes to be purchased by you and them as specified in Annex 1 to the Trust Note Purchase Agreements;
(ii) Black Lake shall have sold to you and the Other Purchasers and you and the Other Purchasers shall have purchased from Black Lake, the Black Lake Notes to be purchased by you and them as specified in Annex 1 to the Black Lake Note Purchase Agreements; (iii) the Issuer shall have assumed all of the liabilities, obligations, covenants, duties and indebtedness owing to you and the Other Purchasers under each of the Trust Note Purchase Agreements and Black Lake Note Purchase Agreements and the Trust Notes and Black Lake Notes issued thereunder, respectively, pursuant to the terms of Assumption Agreements dated the date of the First Closing, in the form attached hereto as Exhibit G (the "Assumption Agreements"), and such Assumption Agreements shall be in full force and effect.

          2.14   CONTRIBUTION AGREEMENTS. The Guarantor and the Issuer shall
                 -----------------------
have entered into Trust Contribution Agreements with each of the Trust, Black Lake and Richard C. Price dated a date on or prior to the First Closing Date in the form attached hereto as Exhibit H (collectively, the "Contribution Agreements"), and such Contribution Agreements shall be in full force and effect.

          2.15   SALE OF OTHER NOTES. Contemporaneously with the Second Closing,
                 -------------------
the Issuer shall sell to the Other Purchasers and the Other Purchasers shall purchase from the Issuer, the Notes to be purchased by them as specified in Annex 1. Prior to the Second Closing, the First Closing shall have occurred, and the Issuer shall have sold to you and the Other Purchasers and the Other Purchasers shall have purchased from the Issuer, the Series A-1 Notes to be purchased by you and them at the First Closing as specified in Annex 1.

     3.   PAYMENT, PREPAYMENT AND PURCHASE OF THE NOTES.
          ---------------------------------------------

          3.1    REQUIRED SEMI-ANNUAL PREPAYMENTS OF THE NOTES.
                 ---------------------------------------------
                 (A)  REQUIRED SEMI-ANNUAL PREPAYMENTS OF THE SERIES A NOTES.
                      ------------------------------------------------------

     On June 15, 1999 and on each June 15 and December 15 thereafter to and including December 15, 2005 (so long as any Series A Notes shall remain outstanding), the Issuer will prepay, and there shall become due and payable, an aggregate principal amount of the Series A Notes (or, in the case of the prepayment to be made on any such date pursuant to this Section 3.1(a), such lesser principal amount as shall then be outstanding) as follows:

                                                              REQUIRED
                      DATE                                   PREPAYMENT
                 -------------------------------------   --------------------
                 June 15, 1999........................   $548,567.63
                 December 15, 1999....................   $570,236.05
                 June 15, 2000........................   $592,760.37
                 December 15, 2000....................   $616,174.41
                 June 15, 2001........................   $640,513.30
                 December 15, 2001....................   $665,813.57
                 June 15, 2002........................   $692,113.21
                 December 15, 2002....................   $719,451.68
                 June 15, 2003........................   $747,870.02
                 December 15, 2003....................   $777,410.89
                 June 15, 2004........................   $808,118.62

                 December 15, 2004.....................  $840,039.30
                 June 15, 2005.........................  $873,220.85
                 December 15, 2005.....................  $907,713.08

     The remaining $29,999,997.05 in principal amount of the Series A Notes, together with accrued interest thereon, shall become due and payable on the maturity date of the Series A Notes.

                 (B)     REQUIRED SEMI-ANNUAL PREPAYMENTS OF THE SERIES B NOTES.
                         ------------------------------------------------------
     On the day that is three years from the date of issuance of the Series B Notes and semiannually thereafter on the same dates each year to and including the day that is six months prior to the day on which the Series B Notes will mature and be due and payable as to the entire remaining unpaid principal amount thereof and unpaid interest thereon (so long as any Series B Notes shall remain outstanding), the Issuer will prepay, and there shall become due and payable, an aggregate principal amount of the Series B Notes (or, in the case of the prepayment to be made on any such date pursuant to this Section 3.1(b), such lesser principal amount as shall then be outstanding) as follows:

                                                          REQUIRED
                            DATE                         PREPAYMENT
                 -------------------------------------   ------------
                 First Payment........................   $475,206.28
                 Second Payment.......................   $494,214.53
                 Third Payment........................   $513,983.12
                 Fourth Payment.......................   $534,542.44
                 Fifth Payment........................   $555,924.14
                 Sixth Payment........................   $578,161.10
                 Seventh Payment......................   $601,287.55
                 Eighth Payment.......................   $625,339.05
                 Ninth Payment........................   $650,352.61
                 Tenth Payment........................   $676,366.72
                 Eleventh Payment.....................   $703,421.38
                 Twelfth Payment......................   $731,558.24
                 Thirteenth Payment...................   $760,820.57
                 Fourteenth Payment...................   $791,253.39

     The remaining $26,307,568.88 in principal amount of the Series B Notes, together with accrued interest thereon, shall become due and payable on the maturity date of the Series B Notes.

                 (C)     OBLIGATION TO PREPAY FULL AMOUNT. Each prepayment made
                         --------------------------------
     pursuant to Section 3.1(a) or (b) shall be at 100% of the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment, without premium. No prepayment of less than all of the Notes pursuant to Section 3.2(b) shall relieve the Issuer of its obligation to make (nor, except as provided in Section 3.4, shall it reduce the amount of) the prepayments of principal on the Notes required by Sections 3.1(a) and (b).

          3.2  OPTIONAL PREPAYMENTS.
               --------------------

               (A) LIMITATION ON OPTIONAL PREPAYMENTS. The Notes shall not be
                   ----------------------------------
     subject to prepayment by the Issuer at its option, except as provided in
     Section 3.2(b).

               (B) OPTIONAL PREPAYMENTS WITH MAKEWHOLE AMOUNT. The Issuer may,
                   ------------------------------------------
     at its option, at any time upon notice as provided in Section 3.3, on the date specified in such notice, prepay the Notes in whole or from time to time in part (in an aggregate principal amount of the Notes that is equal to or exceeds $2,000,000 in the case of a partial prepayment), each such prepayment to be made at the principal amount of the Notes so to be prepaid together with interest accrued on such principal amount to the date of prepayment, plus a premium equal to the Makewhole Amount determined in respect of such principal amount.

          3.3  NOTICE OF PREPAYMENT. The Issuer will give each holder of a Note
               --------------------
(a) written notice of any prepayment pursuant to Section 3.2(b) at least 30 days (except as provided in Section 3.5) and not more than 60 days prior to the date fixed for such prepayment in each case specifying (i) such date of prepayment,
(ii) the aggregate principal amount of the Notes to be prepaid on such date,
(iii) the principal amount of each Note held by such holder so to be prepaid determined in accordance with Section 3.4, (iv) the Issuer's estimate as of the date of such notice, calculated, with respect to the Makewhole Amount only, as though payment were being made on the date of such notice, of the respective amounts of (A) accrued interest payable to such holder in respect of each such prepayment and (B) the Makewhole Amount, if any, applicable in respect of each such prepayment, showing in each case in reasonable detail the calculation thereof and, with respect to the Makewhole Amount, the Reference Rate used in such calculation and (v) whether such prepayment is being made in connection with an anticipated consolidation, merger or sale, lease, transfer or other disposition of all or substantially all of its properties or assets and (b) further written notice (a copy of which shall be telecopied by the Issuer to each such holder concurrently with the sending thereof) at least two Business Days prior to such date of prepayment, specifying the amount, determined as of the date of such further notice, required to be specified pursuant to subclause
(iv)(B) of the notice required by the foregoing clause (a), showing in reasonable detail the calculation thereof and the Reference Rate used in such calculation.

          3.4  ALLOCATION OF PARTIAL PREPAYMENTS. In the event of any prepayment
               ---------------------------------
or purchase of less than all of the outstanding Notes, the principal amount of the Notes to be prepaid or repurchased shall be allocated among all the Notes at the time outstanding (and allocated among the required prepayments and maturity date repayments required under Sections 3.1(a) and (b)) in proportion, as nearly as practicable, to the respective principal amounts thereof not therefore prepaid pursuant to Sections 3.1(a) and (b) or 3.2(b) or purchased pursuant to
Section 3.6. Promptly following any prepayment or purchase of less than all the outstanding Notes pursuant to Sections 3.2(b) or 3.6 hereof, and in any event within thirty Business Days thereafter, the Issuer shall deliver to each holder of any Notes a schedule setting forth the revised amount of principal on the Notes to be prepaid pursuant to Sections 3.1(a) and (b).

          3.5  MATURITY, ETC. In the case of each prepayment of Notes, whether
               -------------
required or optional, the principal amount of each Note to be prepaid shall become due and payable on the date fixed for such prepayment, together with interest accrued on such principal amount to such date and the applicable Makewhole Amount (if any), except that in the case of any optional prepayment made in connection with an anticipated consolidation, merger or sale, lease, transfer or other disposition of all or substantially all of its properties or assets for which notice has been given in accordance with clause (v) of
Section 3.3, the Issuer may by written notice (a "Cancellation Notice") to each holder of a Note cancel its prior written notice of prepayment pursuant to
Section 3.3 hereof and the principal amount of each Note to be prepaid pursuant to such prior written notice shall no longer be due and payable on such date: provided that (i) such Cancellation Notice shall be effective and the Notes to
-------- ----
be prepaid shall no longer be due and payable on such date only in the event that the anticipated consolidation, merger or sale, lease, transfer or other disposition of all or substantially all of its properties or assets has not occurred and (ii) such Cancellation Notice is given at least three Business Days before the date fixed for optional prepayment. If the Issuer believes that the anticipated consolidation, merger or sale, lease, transfer or other disposition of all or substantially all of its properties or assets has been merely delayed rather than abandoned, the Issuer may, together with the Cancellation Notice, give a second notice of prepayment shall be at least 5 days and not more than 60 days prior to the second date fixed for such prepayment. From and after the date fixed for required or optional prepayment, unless the Issuer shall fail to pay to each holder of a Note such principal amount when so due, together with the interest and the Makewhole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall promptly thereafter be surrendered to the Issuer and canceled and shall not be reissued and no Note shall be issued in lieu of any paid or prepaid principal amount of any Note.

          3.6  Change of Control Purchase.
               --------------------------

                 (1) Change of Control Purchase Obligation.  In the event of a
                     -------------------------------------
     DGP Change of Control, the Issuer shall be obligated to purchase (the "Change of Control Purchase Obligation") from each holder of Notes on the terms and conditions hereinafter set forth, for an amount equal to the Agreed Purchase Consideration, the Notes held by such holder, provided,
                                                                   --------
     however, that upon the occurrence of a DGP Change of Control, any holder
     -------  ----
     may waive the Change of Control Purchase Obligation with respect to all or any portion of the Notes held by such holder, in which event the Issuer shall be obligated to purchase only that amount of Notes held by such holder with respect to which the Change of Control Purchase Obligation has not been waived.

               (ii)  Notice of Change of Control Purchase: Waiver.
                     --------------------------------------------

                     (A) Within five Business Days after the occurrence of a DGP Change of Control with respect to which the Issuer did not publicly disclose that such DGP Change of Control was about to occur, the Issuer shall give each holder of Notes written notice thereof describing the DGP Change of Control, and the facts and circumstances surrounding the occurrence thereof, in reasonable detail. At any time prior to forty-five days after any holder of Notes shall receive such notice, such holder may deliver to the Issuer a waiver (a "Notice of CC Purchase Waiver") substantially in the form of Exhibit I hereto. When a holder of Notes shall deliver a Notice of CC Purchase Waiver, the Issuer shall purchase that amount of Notes held by such holder with respect to which such holder has not in the Notice of CC Purchase Waiver specifically waived the Change of Control Purchase Obligation on the date specified in such notice (which shall not be less than ten days after delivery of such Notice of CC Purchase Waiver), and such holder shall sell such Notes to the Issuer without recourse, representation or warranty (other than as to such holder's full right, title and interest to such Notes free of any adverse claim therein) at a price, payable in immediately available funds by wire transfer to the account specified in Annex I hereto or to such other account as may be specified in such notice, equal to the Agreed Purchase Consideration. If a holder of Notes fails to deliver a Notice of

     CC Purchase Waiver, the Issuer shall purchase all Notes held by such holder on the date that is sixty days after the Issuer shall have given each holder the aforementioned notice of the DGP Change of Control, and such holder shall sell such Notes to the Issuer without recourse, representation or warranty (other than as to such holder's full right, title and interest to such Notes free of any adverse claim therein) at a price, payable in immediately available funds by wire transfer to the account specified in Annex 1 hereto, equal to the Agreed Purchase Consideration.

                     (B) With respect to any DGP Change of Control for which the Issuer did publicly disclose that such DGP Change of Control was about to occur, the Issuer shall give each holder of Notes written notice describing the DGP Change of Control, and the facts and circumstances surrounding the occurrence thereof, in reasonable detail, such notice to be given promptly after the Issuer makes such disclosure and in any event within two days of the Issuer making such disclosure. At any time prior to the occurrence of such DGP Change of Control, a holder may deliver to the Issuer a Notice of CC Purchase Waiver. When a holder of Notes shall deliver a Notice of CC Purchase Waiver, the Issuer shall purchase, prior to or upon the occurrence of the DGP Change of Control (but in any event on a date not less than ten days after receipt by Issuer of such Notice of CC Purchase Waiver), that amount of Notes held by such holder with respect to which such holder has not in the Notice of CC Purchase Waiver specifically waived the Change of Control Purchase Obligation, and such holder shall sell such Notes to the Issuer without recourse, representation or warranty (other than as to such holder's full right, title and interest to such Notes free of any adverse claim therein) at a price, payable in immediately available funds by wire transfer to the account specified in Annex 1 hereto or to such other account as may be specified in such notice, equal to the Agreed Purchase Consideration. If a holder of Notes fails to deliver a Notice of CC Purchase Waiver prior to the occurrence of the DGP Change of Control, the Issuer shall purchase all Notes held by such holder on a date not more than ten days after the occurrence of the DGP Change of Control, and such holder shall sell such Notes to the Issuer without recourse, representation or warranty (other than as to such holder's full right, title and interest to such Notes free of any adverse claim therein) at a price, payable in immediately available funds by wire transfer to the account specified in Annex 1 hereto, equal to the Agreed Purchase Consideration. If, at any time after the delivery by the Issuer of a notice of an impending DGP change of Control, the Issuer publicly discloses that such DGP Change of Control is no longer expected to occur (whether or not Issuer has received any Notice of CC Purchase Waivers), the Issuer shall promptly, and in any event within two days of making such disclosure, give notice thereof to each holder of Notes. After delivery of such notice, all obligations of the Issuer to repurchase Notes, and all Notice of CC Purchase Waivers, with respect to such previously announced DGP Change of Control, shall terminate; provided, that if such DGP Change of Control later becomes pending and publicly disclosed, or occurs, Section 3.6 (ii)(B) or 3.6 (ii)(A), as applicable, shall again apply.

          3.7  Purchase of Notes.  The Issuer will not and will not permit any
               -----------------
Affiliate (other than a third party investor who is an Affiliate solely by virtue of clause (b) of the definition of "Affiliate") to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or repayment of the Notes in accordance with the terms of this Agreement and the Notes. The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     4.   FINANCIAL STATEMENTS; INFORMATION. The Issuer will furnish (in
          ---------------------------------
duplicate) to you, so long as you or your nominee shall be obligated to purchase or shall hold any of the Notes, and to each other institutional holder of outstanding Notes:

          (a) as soon as practicable and in any event within 50 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Issuer, the unaudited consolidated balance sheet of the Issuer and any Restricted Subsidiaries, and the unaudited consolidating balance sheet of the Issuer and any Restricted Subsidiaries, as of the end of such quarterly period and the related unaudited consolidated statements of income, retained earnings and cash flows of the Issuer and any Restricted Subsidiaries, and the related unaudited consolidating statement of income of the Issuer and any Restricted Subsidiaries for such quarterly period and (in the case of the second and third such quarterly periods) for the portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the respective figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified as complete and correct in all material respects in conformity with GAAP (except in respect of consolidating statements and footnotes), subject to changes resulting from year-end audit adjustments, by the principal financial officer of the General Partner of the Issuer;

          (b) as soon as practicable and in any event within 95 days after the end of each fiscal year of the Issuer, the unaudited consolidated balance sheet of the Issuer and any Restricted Subsidiaries, and the unaudited consolidating balance sheet of the Issuer and any Restricted Subsidiaries, as of the end of such fiscal year and the related unaudited consolidated statements of income, retained earnings and cash flows of the Issuer and any Restricted Subsidiaries, and the related unaudited consolidating statement of income of the Issuer and any Restricted Subsidiaries, for such fiscal year, setting forth in each case in comparative form the respective figures for the previous fiscal year, all in reasonable detail and certified as complete and correct in all material respects in conformity with GAAP (except in respect of consolidating statements and footnotes) by the principal financial officer of the General Partner of the Issuer, provided, however, that should the Notes receive a rating of lower than 2
     --------  -------  ----
     from the NAIC, the Issuer agrees to furnish to you, as soon as practicable and in any event within 95 days after the end of each fiscal year of the Issuer, the consolidated balance sheet of the Issuer and any Restricted Subsidiaries, and the unaudited consolidating balance sheet of the Issuer and any Restricted Subsidiaries, as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of the Issuer and any Restricted Subsidiaries, and the related unaudited consolidating statement of income of the Issuer and any Restricted Subsidiaries, for such fiscal year, setting forth in each case in comparative form the respective figures for the previous fiscal year, all in reasonable detail and (i) in the case of such consolidated statements, accompanied by a report thereon of Coopers & Lybrand L.L.P. or other independent certified public accountants of recognized national standing selected by the Issuer which report shall, unless a waiver of the provisions of this Section 4(b) has been obtained pursuant to Section 12, be made without qualification as to or by reason of (x) changes in accounting principles and methods (other than changes therein which such accountants express their concurrence), (y) the unavailability of sufficient competent evidential matter on which to base an audit or the inadequacy of accounting records or (z) restrictions on the scope of the audit conducted and shall comply with generally accepted auditing standards at the time in effect and shall state that such financial statements present fairly the financial position of the companies being reported upon as at the dates indicated and the results of their operations and cash flows for the periods indicated and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur) on a basis consistent with prior years, and that the examination of such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of pertinent accounting records and such other auditing procedures as were considered necessary in the circumstances, and (ii) in the case of such consolidating balance sheets and statements of income of the Issuer and any Restricted Subsidiaries, certified as complete and correct in all material respects in conformity with GAAP by the principal financial officer of the General Partner of the Guarantor;

          (c) concurrently with each delivery of financial statements pursuant to clause (a) or (b) of this Section 4, an Officer's Certificate substantially in the form of Exhibit J (i) stating that such officer has reviewed the terms of this Agreement and of the Notes and has made, or caused to be made under such officer's supervision, a review in reasonable detail of the transactions and conditions of the Issuer and any Restricted Subsidiaries during the accounting period covered by such financial statements, and that such review has not disclosed the existence during, or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event which constitutes a Default or an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Issuer has taken or is taking or proposes to take with respect thereto, (ii) setting forth, and showing in reasonable detail the computation of, (A) as of the last day of such quarterly or annual accounting period, as the case may be, the respective amounts of Consolidated Tangible Net Worth, Consolidated Funded Debt, Short-Term Debt, Attributable Debt, Secured Debt and Consolidated Net Tangible Assets, and (B) for the period of four consecutive fiscal quarters of the Issuer which shall have ended on the last day of such quarterly or annual accounting period, as the case may be, the respective amounts of Consolidated Net Income, Consolidated Net Operating Income and Consolidated Debt Service, (iii) setting forth computations in reasonable detail and dates, where applicable, demonstrating compliance with the restrictions contained in Sections 6.1(d), 6.2, 6.3, 6.6, 6.7, and 6.12 and (iv) if the Issuer Incurred any Short-Term Debt during such quarterly or annual period, as the case may be, setting forth, with respect to each such Incurrence,
     (A) the 45-day period during the prior 12-month period during which Short-Term Debt of the Issuer and any Restricted Subsidiaries was zero or (B) the 45-day period during the prior twelve-month period during which Designated Short-Term Debt was calculated and the computation in reasonable detail of such Designated Short-Term Debt;

          (d) promptly upon their becoming available (and in any event within ten Business Days thereafter), copies of (i) all financial statements, reports, notices, proxy statements and other information sent or made available generally by the Issuer to any class of its security holders other than the Guarantor or by any Subsidiary to any class of its security holders other than the Guarantor, the Issuer or any Wholly-Owned Subsidiary, (ii) all regular and periodic reports (including reports on Form 8-K) and any registration statements (other than on Form S-8 or a similar form) and prospectuses filed by the Issuer or any Subsidiaries with any securities exchange or with the Commission and (iii) all press releases and other statements made available generally by the Issuer or any Subsidiary to the public concerning material developments in the business of the Issuer or any Subsidiary;

          (e) promptly upon receipt thereof (and in any event within five Business Days thereafter), copies of all reports submitted to the Issuer or any Subsidiary by independent public accountants in connection with any annual, interim or special audit of the books of the Issuer or any Subsidiary made by such accountants;

          (f) immediately upon any officer of the Issuer obtaining knowledge of any condition or event which constitutes a Default or an Event of Default or becoming aware that the holder of any Note has given any notice or taken any other action with respect to a claimed Default or Event of Default an Officer's Certificate specifying the nature and period of existence thereof and what action the Issuer has taken or is taking or proposes to take with respect thereto;

          (g) promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Issuer or any Subsidiary from any federal or state Governmental Body relating to any Order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

          (h) promptly upon receipt thereof (and in any event within 20 Business Days thereafter), such quarterly and annual financial statements or other financial information, whether audited or unaudited, of any lessee of real property (whether now owned or hereafter acquired) of the Issuer or any Subsidiary, delivered to the Issuer or any Wholly-Owned Subsidiary, provided that, the Issuer shall not be required to disclose any
     -------- ----
     confidential information received from any such lessee (other than AGC unless such lessee has expressly consented to the release thereof and if such lessee has not so expressly consented, the Issuer shall have, in any event, made reasonable efforts to obtain such consent of any such lessee, and provided further, that, in lieu of furnishing such other financial
         -------- -------  ----
     information received by it or its Subsidiaries, the Issuer may furnish to you an index (promptly if the information reflected thereby involves any material changes and in any event no less often than quarterly) of all such other financial information from which you may request (and the Issuer shall deliver) specific items at your discretion;

          (i) promptly upon any officer of the Issuer obtaining knowledge of the occurrence of any ERISA Event of the Issuer or any ERISA Affiliate (and in any case within ten Business Days of the occurrence of such event), a written notification specifying the nature of such ERISA Event and the action, if any, that Issuer has taken, is taking or proposes to take with respect thereto; and

          (j) promptly upon request therefor (and in any event within five Business Days thereafter), if no Default or Event of Default then exists, such other information then within the possession of the Issuer, or, if a Default or Event of Default then exists, such other information (whether within or not within the possession of the Issuer), in each case as to the business, operations, properties, financial condition or prospects of the Issuer or any Subsidiary as may from time to time be reasonably requested.

     5.   INSPECTION AND CONFIDENTIALITY.
          -------------------------------

          5.1  INSPECTION. Subject to the provisions of Section 5.2 hereof, the
               ----------
     Issuer shall permit the representatives of each holder of Notes that is an institutional investor:

               (A)  NO DEFAULT -- if no Default or Event of Default then exists,
                    ----------
     at the expense of such holder and upon reasonable prior notice to the Issuer, to visit the principal executive office of the Issuer, to discuss the affairs, finances and accounts of the Issuer and any Subsidiaries with the Issuer's officers, and (with the consent of the Issuer, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Issuer, which consent will not be unreasonably withheld) to visit the other offices and properties of the Issuer and each

     Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               (B)  DEFAULT -- if a Default or Event of Default then exists, at
                    -------
     the expense of the Issuer to visit and inspect any of the offices or properties of the Issuer or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Issuer authorizes said accountants to discuss the affairs, finances and accounts of the Issuer and its Subsidiaries), all at such times and as often as may be requested.

          5.2  CONFIDENTIAL INFORMATION. For the purposes of this Section 5.2,
               ------------------------
     "Confidential Information" means information delivered to you by or on behalf of the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that is clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Issuer or such Subsidiary, provided that such term does not include
                                --------
     information that (a) was publicly known prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Issuer or any Subsidiary or (d) constitutes financial statements delivered to you under Section 4 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or
                                        --------
     disclose Confidential Information to (i) your directors, officers and employees (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors, agents, attorneys and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 5.2, (iii) any other holder of any Note, (iv) any Person to which you sell or offer to sell such Note or any part thereof or any participation therein who agrees to hold confidential the Confidential Information substantially in accordance with the terms of this Section 5.2, (v) any Person from which you offer to purchase any security of the Issuer who agrees to hold confidential the Confidential Information substantially in accordance with the terms of this Section 5.2, (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, to the extent you may reasonably determine such delivery or disclosure to be required thereby,
     (x) in response to any subpoena or other legal process, to the extent you may reasonably determine such delivery or disclosure to be required thereby, (y) in connection with any litigation to which you are a party, to the extent you may reasonably determine such delivery or disclosure to be required thereby, (y) in connection with any litigation to which you are a party, to the extent you may reasonably determine such delivery or disclosure to be necessary therein or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement, provided that, in connection with this clause (viii) of Section
                --------
     5.2, you agree to make commercially reasonable efforts to provide notice of your intention to make disclosure pursuant to clause (w), (x) or (y) in order to provide the Issuer the opportunity to take such actions as the Issuer may determine are appropriate under the circumstances. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 5.2 as though it were a party to this Agreement.

     6.   COVENANTS. The Issuer covenants and agrees that from the date of this
          ---------
Agreement to the First Closing Date and thereafter so long as any Note of either series shall be outstanding:

          6.1  LIMITATIONS ON LIENS. The Issuer will not, and will not permit
               --------------------
any Restricted Subsidiary to, Incur any Debt secured by any Lien upon any of the property of the Issuer or any Restricted Subsidiary, whether now owned or hereafter acquired, except:

               (a)  Debt secured by only Permitted Liens;

               (b)  Existing Secured Debt; and

               (c) Debt not otherwise permitted under this Section provided that after giving effect thereto the sum (without duplication) of (i) the aggregate amount of Attributable Debt of the Issuer or any Restricted Subsidiary then outstanding, (ii) the aggregate amount of Secured Debt of the Issuer or any Restricted Subsidiary then outstanding (not including Secured Debt permitted under other clauses of this Section) and (iii) the aggregate amount of Funded Debt and Short-Term Debt of any Restricted Subsidiary then outstanding (not including Secured Debt permitted under other clauses of this Section other than Existing Secured Debt described in
     Part II(a) of Schedule 7.17) does not exceed twenty percent (20%) of Consolidated Net Tangible Assets at the time of Incurrence.

          6.2  MAINTENANCE OF CERTAIN FINANCIAL CONDITIONS. The Issuer will
               -------------------------------------------
cause the following financial conditions to exist at all times:

               (a) Consolidated Tangible Net Worth to equal or exceed $145,000,000;

               (b) the ratio of (i) Consolidated Net Operating Income determined for each period of four consecutive fiscal quarters of the Issuer to (ii) Consolidated Debt Service determined for such period to be at least 1.75 to 1.00.

          6.3  LIMITATIONS ON DEBT.
               -------------------

               (a) The Issuer will not at any time permit the ratio of (i) the sum of Consolidated Funded Debt outstanding at such time plus any Designated Short-Term Debt with respect to such time to (ii) Consolidated Net Operating Income for the four fiscal quarters most recently ended at or before such time to be greater than 5.75 to 1.00;

               (b) The Issuer will not, and will not permit any Restricted Subsidiary to, Incur any Debt owed to any Subsidiary that is not a Wholly-Owned Subsidiary if after giving effect thereto the aggregate amount of Debt owed by the Issuer and any Restricted Subsidiaries to any Subsidiaries that are not a Wholly-Owned Subsidiaries exceeds $500,000; and

               (c) The Issuer will not permit any Restricted Subsidiary to Incur any Funded Debt or Short-Term Debt unless after giving effect thereto the sum (without duplication) of (i) the aggregate amount of Attributable Debt of the Issuer or any

     Restricted Subsidiary then outstanding, (ii) the aggregate amount of Secured Debt of the Issuer or any Restricted Subsidiary then outstanding (other than Secured Debt permitted under clause (a) or (b) of Section 6.1) and (iii) the aggregate amount of Funded Debt and Short-Term Debt of any Restricted Subsidiary then outstanding (not including Secured Debt permitted under clause (a) or (b) of Section 6.1 other than Existing Secured Debt described in Part II(a) of Schedule 7.17) does not exceed twenty percent (20%) of Consolidated Net Tangible Assets at such time.

          6.4  LIMITATIONS ON SHORT-TERM DEBT. The Issuer will not, and will not
               ------------------------------
permit any Restricted Subsidiary to, Incur any Short-Term Debt (other than Intercompany Debt) unless, after the Incurrence thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and either (a) the Short-Term Debt of the Issuer and its Restricted Subsidiaries shall have been zero for at least 45 consecutive days during the 12-month period ending on the date of such Incurrence or (b) the ratio of (i) the sum of Consolidated Funded Debt then outstanding and Designated Short-Term Debt with respect to such Incurrence to (ii) Consolidated Net Operating Income for the four fiscal quarters most recently ended at or before the date of such Incurrence is less than 5.75 to 1.00.

          6.5  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. The Issuer will not
               -------------------------------------------
voluntarily liquidate or dissolve, or (whether in a single transaction or a series of transactions) consolidate or merge with any other Person, or permit any other Person to consolidate or merge with it, or sell, lease, transfer or otherwise dispose of all or substantially all of its properties or assets (whether now owned or hereafter acquired) to any other Person, except that (as long as the successor formed by such consolidation or the survivor of such merger or the Person that acquires such assets in an entity treated as a partnership or a real estate investment trust for purposes of United States federal income taxation and, to the extent material, the tax laws of any state or locality in which such entity is subject to taxation based on its income) the Issuer may consolidate with or merge into, or sell its assets as an entirety or substantially as an entirety to, any other Person if the successor formed by such consolidation or the survivor of such merger or the Person that acquires such assets is a solvent corporation, partnership or limited liability company which shall be organized under the laws of any state of the United States of America and, if the Issuer is not such corporation, partnership or limited liability company, such corporation, partnership or limited liability company
(i) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual payment of the principal of, and premium (if any) and interest on the Notes according to their tenor, and the due and punctual performance and observance of the obligations of the Issuer under this Agreement, the Other Agreements and under the Notes, (ii) shall have caused to be delivered to each holder of any such Notes a favorable opinion of Latham & Watkins or other counsel, such opinion and counsel to be reasonably satisfactory to the holders of at least 66-2/3% in unpaid principal amount of the Notes then outstanding, to the effect that all agreements and instruments effecting such assumption are enforceable in accordance with their terms (subject to customary exceptions) and comply with the terms hereof and (iii) shall have caused to be delivered to each Gain Holder a favorable opinion of Latham & Watkins or other counsel, such opinion and counsel to be reasonably satisfactory to the Gain Holders which hold at least 66-2/3% in unpaid principal amount of the Notes then outstanding and held by Gain Holders, that such consolidation, merger or sale of assets will not result in an actual or deemed sale or exchange of the Notes for federal income tax purposes; provided, however, that at the time of and
                             --------  -------
immediately after giving effect to any such merger, consolidation, sale, lease or other disposition. (x) no Event of Default or Default shall have occurred and be continuing and (y) the Issuer shall be entitled to increase Consolidated Funded Debt by $1.00 pursuant to Section 6.3. No sale or other disposition permitted by this Section 6.5 shall in any event release the Issuer or any successor corporation, partnership or limited liability company that shall theretofore have become such in the manner prescribed in this Section 6.5 from any of its obligations and liabilities under this Agreement, the Other Agreements and the Notes, except that a sale of all assets shall release the Issuer or any successor corporation, partnership or limited liability company that shall theretofore have become such in the manner prescribed in this Section 6.5 from all of its obligations under this Agreement, the Other Agreements and the Notes.

          6.6  SALES OF ASSETS.  The Issuer will not, and will not permit any
               ---------------
Restricted Subsidiary to, at any time, make any Asset Disposition unless all of the following conditions are met: (a) the net book value of all property then being sold, leased, transferred or otherwise disposed of in such Asset Disposition, together with the net book value of all other property sold, leased, transferred or otherwise disposed of by the Issuer and its Restricted Subsidiaries in other Asset Dispositions since the First Closing Date shall not, in the aggregate, exceed thirty percent (30%) of Consolidated Net Tangible Assets, determined as of the end of the then most recently ended fiscal quarter of the Issuer preceding such sale, lease, transfer or other disposition and (b) at the time of or immediately after the consummation of such sale, lease, transfer or other disposition, and after giving effect thereto, no Default or Event of Default would exist. Sales of all or any portion of the capital stock or similar equity interest of a Restricted Subsidiary shall, for purposes of determining the book value thereof in clause (a) above, be deemed to be the sale of all or such portion of the book value of the assets of the Restricted Subsidiary which shall have issued such capital stock or similar equity interest.

          6.7  LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.  The Issuer will
               ---------------------------------------------
not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (a) the Sale and Leaseback Transaction is accounted for as a capital lease on the financial statements of the Issuer or Restricted Subsidiary engaging in the Sale and Leaseback Transaction and the Attributable Debt in respect of such transaction plus the sum (without duplication) of (i) the aggregate amount of Attributable Debt of the Issuer or any Restricted Subsidiary then outstanding in respect of other Sale and Leaseback Transactions,
(ii) the aggregate amount of Secured Debt of the Issuer or any Restricted Subsidiary then outstanding (other than Secured Debt permitted under clause (a) or (b) of Section 6.1) and (iii) the aggregate amount of Funded Debt and Short-Term Debt of any Restricted Subsidiary then outstanding (not including Secured Debt permitted under clause (a) or (b) of Section 6.1 other than Existing Secured Debt described on Part II(a) of Schedule 7.17) does not exceed twenty percent (20%) of Consolidated Net Tangible Assets at such time or (b) if the Sale and Leaseback Transaction is not accounted for as a capital lease on the financial statements of the Issuer or Restricted Subsidiary engaging in the Sale and Leaseback Transaction, then (i) the Asset Disposition included in such Sale and Leaseback Transaction is permitted under Section 6.6, (ii) the proceeds received by the Issuer or Restricted Subsidiary in connection with the Asset Disposition included in such Sale and Leaseback Transaction are at least equal to the fair market value of such property, and (iii) at the time of or immediately after the consummation of such Asset Disposition, and after giving effect thereto, no Default or Event of Default would exist.

          6.8  NATURE OF BUSINESS.  The Issuer will not, and will not permit any
               ------------------
Subsidiary to, engage in any line of business in which it is not currently engaged or otherwise alter its manner of conducting business if as a result thereof the business of the Issuer and its Subsidiaries taken as a whole would be substantially changed from the general nature of the business of the Issuer and its Subsidiaries as of the date of the Memorandum, as described therein.

          6.9  MAINTENANCE OF LEASES.  The Issuer will not, and will not permit
               ---------------------
any Restricted Subsidiary to, change, waive, discharge or terminate any Existing Lease or any provision thereof, except that the Issuer or any Restricted Subsidiary may change or waive any provision of, and may discharge and terminate, an Existing Lease if in the good faith judgment of the Independent Directors of the General Partner such change or waiver, discharge or termination, is in the best interest of the Issuer or such Restricted Subsidiary or is required to maintain the Guarantor's status as a real estate investment trust under the Code and the consequences of such change or waiver, discharge or termination, would not, in the aggregate as to any one or more Existing Leases, be materially disadvantageous to the holders of the Notes; provided, however, that in no event
                                             --------  -------
may the Issuer or any Subsidiary change or waive any provision of any Existing Lease relating to Assignment, Subletting or Change of Control (as each is defined in the Existing Leases), expect for changes or waivers the consequences of which would, in the aggregate as to any one or more Existing Leases, be more favorable to the Issuer or such Restricted Subsidiary than would arise in the absence of such changes or waivers and, provided further, that, any Existing
                                        ----------------------
Lease or any provision thereof may be changed, waived, discharged or terminated in connection with the sale, transfer or other disposition of the related property which is permitted under the terms hereof. The Issuer will not change the designation of any Subsidiary in existence on the date hereof from an Unrestricted Subsidiary to a Restricted Subsidiary unless any change to or waiver of the provisions of, or discharge or termination of, any Existing Leases of such Subsidiary would have been in compliance with the terms of this Section
6.9 had such Subsidiary been a Restricted Subsidiary on the date of such change, waiver, discharge or termination.

          6.10 RESTRICTED PAYMENTS. The Issuer will not, directly or indirectly,
               -------------------
and will not permit any Restricted Subsidiary (other than a Wholly-Owned Subsidiary) to, declare or make any Distribution unless, at the time of and immediately after effect has been given to such declaration and the making of such Distribution, no condition or event shall exist which constitutes a Default or an Event of Default.

          6.11 TRANSACTIONS WITH AFFILIATES.  The Issuer will not, and will not
               ----------------------------
permit any Restricted Subsidiary to, directly or indirectly, engage in any material transaction or material group of related transactions with any Affiliate of the Issuer or any Affiliate of its Restricted Subsidiaries, other than (i) transactions entered into in the ordinary course of business pursuant to the reasonable requirements of the Issuer's or such Restricted Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Issuer or such Restricted Subsidiary, as the case may be, than would be obtainable at the time on an arms-length basis from Persons that are not Affiliates, (ii) transactions solely between or among any of the Issuer or any Restricted Subsidiary or Restricted Subsidiaries, (iii) Distributions otherwise permitted hereunder, (iv) transactions effected pursuant to, and in accordance with, any agreement or arrangement existing as of the date hereof, all of which are described on Schedule 6.11 and (v) payments of reasonable compensation to employees or directors of the Guarantor.


          6.12 OWNERSHIP OF GOLF COURSES.  The Issuer will cause (i) all
               -------------------------
Existing Golf Courses to be owned by the Issuer or Restricted Subsidiaries of which at least ninety percent of the Voting Stock (in the case of corporations or limited liability companies) or other equity interests (in the case of other Subsidiaries) is controlled, directly or indirectly, by the Issuer, except for Existing Golf Courses (x) sold or otherwise disposed of in an Asset Disposition or Sale and Leaseback Transaction subject to Section 6.6 or Section 6.7, (y) owned by the Guarantor, the Guarantor Subsidiaries or Unrestricted Subsidiaries as permitted under clause (iii) of this Section 6.12 or (z) owned by Royal Golf, L.P. II, so long as the Issuer owns at least eighty-nine percent of its outstanding equity interests; (ii) all Golf Courses other than Existing Golf Courses, acquired or owned by the Issuer or any corporation or other business entity of which the Issuer owns or controls, directly or indirectly, any Voting Stock or other equity interests, to be owned by the Issuer or its

Restricted Subsidiaries, except for Golf Courses sold or disposed of in an Asset Disposition of Sale and Leaseback Transaction subject to Section 6.6 or Section
6.7 and except for Golf Courses owned by the Guarantor, the Guarantor Subsidiaries or any Subsidiary that is an Unrestricted Subsidiary as permitted under clause (iii) of this Section 6.12; and (iii) at least ninety percent of all Golf Courses owned, in whole or in part, by the Guarantor, the Guarantor Subsidiaries, the Issuer and the Subsidiaries at any time to be owned by the Issuer and its Restricted Subsidiaries. For the purposes of this clause (iii) of
Section 6.12, the percentage of Golf Courses owned by the Issuer and its Restricted Subsidiaries shall be calculated by dividing the total number of golf course holes owned, in whole or in part, by the Issuer and its Restricted Subsidiaries by the total number of golf course holes owned, in whole or in part, by the Guarantor, the Guarantor Subsidiaries, the Issuer and the Subsidiaries and then multiplying the quotient by 100. Notwithstanding the foregoing, this Section 6.12 shall not be construed to prevent the Issuer or any Subsidiary from obtaining a minor interest in a corporation or other business entity for the sole purpose of obtaining water rights ancillary to the operation of any Golf Course.

          6.13 PAYMENT OF NOTES; MAINTENANCE OF BOOKS AND OFFICE.  The Issuer
               -------------------------------------------------
will duly and punctually pay the principal of, premium (if any) and interest on the Notes in accordance with the terms of the Notes, this Agreement and the Other Agreements. The Issuer will, and will cause each of its Subsidiaries to, maintain a system of accounting established and administered in accordance with GAAP, keep proper books of record and account in which full, true and correct entries are made of its business transactions, and set aside appropriate reserves, all in accordance with GAAP. The Issuer will maintain its principal office at a location in the United States of America where notices, presentations and demands in respect of this Agreement and the Notes may be made upon it and will notify, in writing, each holder of a Note of any change of location of such office; and such office shall be maintained at 1448 15th Street, Suite 200, Santa Monica, California 90404, until such time as the Issuer shall so notify the holders of the Notes of any such change.

          6.14 PARTNERSHIP EXISTENCE AND TAX STATUS;  PAYMENT OF TAXES;
               --------------------------------------------------------
MAINTENANCE OF PROPERTIES; INSURANCE; COMPLIANCE WITH LAWS; MAINTENANCE OF
--------------------------------------------------------------------------
PATENTS.
-------
The Issuer will and will cause each Subsidiary to:

               (a) do or cause to be done all things necessary to preserve and keep in full force and effect its partnership or corporate existence, as the case may be (except as otherwise permitted by Section 6.5), and its licenses, permits, rights (charter and statutory) and franchises, except that, subject to compliance with Sections 6.6 and 6.7, the licenses, permits, rights and franchises of the Issuer or any Subsidiary may be abandoned, modified or terminated if in the good faith judgment of the General Partner such abandonment, modification or termination is in the best interest of the Issuer or the Subsidiary and would not, individually or in the aggregate, be disadvantageous to the holders of the Notes;

               (b) do or cause to be done all things necessary to cause the Issuer and any Subsidiary organized as a partnership to be treated as partnerships for purposes of United States federal income taxation and, with respect to any such partnership, the tax laws of any state or locality in which such partnership is subject to taxation based on its income except, with respect to such state or local tax laws, where the failure to be so treated would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (c) file all tax returns required to be filed in any jurisdiction;

               (d) pay and discharge or cause to be paid and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property (real, personal or mixed), or upon any part thereof, or upon any of its assets or franchises when due and (ii) all lawful claims of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons for labor, materials, supplies and rentals which, if unpaid, might by law become a lien upon any of its property; provided, however, that the failure of the Issuer or any Subsidiary to pay any such tax, assessment, charge, levy or claim shall not constitute a default hereunder if and for so long as the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate and timely proceedings diligently conducted and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

               (e) implement and enforce reasonable requirements for lessees of all properties used or useful in the business of the Issuer and its Subsidiaries to maintain and keep, or cause to be maintained and kept, in good repair, working order, appearance and condition all such properties and, from time to time, with reasonable promptness, make or cause to be made all necessary or appropriate repairs, renewals, replacements and improvements thereof,

               (f) implement and enforce reasonable requirements for lessees of all properties used or useful in the business of the Issuer and its Subsidiaries to maintain or cause to be maintained with financially sound and reputable insurers, authorized to do insurance business in the State in which the property or business is located, insurance (including deductibles) in respect of such properties and businesses against loss or damage of the kind customarily insured against and of such type and in such amounts as are customarily maintained under similar circumstances by prudent business entities of established reputation engaged in the same or similar business, including, but not limited to (i) physical damage insurance on all real and personal property on an all risks basis, covering the repair and replacement cost of all such property, and consequential loss coverage for business interruption and extra expense, (ii) personal injury or property damage insurance under a policy of comprehensive general liability insurance, (iii) flood (when the property is located in whole or in material part in a designated flood plain area) and such other hazards as may be customary for comparable properties in the area and (iv) adequate workers' compensation insurance coverage for all Persons employed on any of the properties in accordance with the requirements of applicable federal, state and local laws;

               (g) comply in all material respects with all applicable lawful statutes, regulations and Orders of, and all applicable lawful restrictions imposed by, any Governmental Body, or by any trade or professional organization or other industry regulatory body in respect of the conduct of its business and the ownership of its properties (including, without limitation, applicable statutes, regulations and orders relating to equal employment opportunities), except where the failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect;

               (h) implement and enforce reasonable requirements to cause each of the real properties and other assets of the Issuer or any Subsidiary, whether now or hereafter owned, leased or operated, to be operated in compliance in all material respects with all Environmental Laws; and

               (i) maintain the validity of all patents, trademarks, service marks, trade names, copyrights and the like necessary, individually or in the aggregate, in any material respect for the conduct of its business as now conducted and as proposed to be conducted.

               6.15  COMPLIANCE WITH ERISA. The Issuer shall, and shall cause
                     ---------------------
its ERISA Affiliates to comply with the provisions of ERISA and the Code with respect to any Plan sponsored by or contributed to by it or any ERISA Affiliate. The Issuer shall not (i) terminate or permit any ERISA Affiliate to terminate any Plan in a manner that results in any material liability of the Issuer or any ERISA Affiliate to the PBGC or any other person or (ii) permit the occurrence of any Reportable Event or any other event or condition that presents a material risk of a termination by the PBGC of any Plan pursuant to Section 4042 of ERISA. The Issuer shall, and shall cause its ERISA Affiliates to make full and timely payment of all amounts required to be contributed under the terms of each Plan and each Multiemployer Plan and the laws applicable thereto.

     7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants to you that:

               7.1  ORGANIZATION, AUTHORITY AND TAX STATUS OF THE ISSUER. THE
                    ----------------------------------------------------
Issuer has been duly formed, is validly existing as a limited partnership in good standing under the laws of the state of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform its obligations hereunder and thereunder. The Issuer is a partnership for purposes of United States federal income taxation and for purposes of the tax laws of any state or locality in which the Issuer is subject to taxation based on its income except, with respect to such state or local tax laws, where the failure to be so treated would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               7.2  AUTHORIZATION. The Issuer has by all necessary action duly
                    -------------
authorized (i) the execution and delivery of this Agreement, the Other Agreements and the Notes and (ii) the performance of its obligations under this Agreement, the Other Agreements and the Notes. This Agreement and each of the Other Agreements constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               7.3  CAPITALIZATION. All of the Partnership Units are validly
                    --------------
issued and owned of record in the percentage amounts and by the entities or persons described in Schedule 7.3. and, to the best of the Issuer's knowledge, free and clear of any Lien. There are 19,285,460 partnership Units issued and outstanding and such Partnership Units have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws and rollup legislation). The Guarantor is the sole general partner of the Issuer.

          7.4  ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES; AFFILIATES.
               ------------------------------------------------------

               (a) Schedule 7.4 contains (except as noted therein) complete and correct lists of (i) the Issuer's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Issuer and each other Subsidiary, (ii) the Issuer's Affiliates, other than Subsidiaries and (iii) the directors and executive officers of the General Partner of the Issuer.

               (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 7.4 as being owned by the Issuer and its Subsidiaries have been validly issued and are owned by the Issuer or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 7.4).

               (c) Each Subsidiary identified in Schedule 7.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Each Subsidiary organized as a partnership is a partnership for purposes of United States federal income taxation and for purposes of the tax laws of any state or locality in which the Subsidiary is subject to taxation based on its income except, with respect to such state or local tax laws, where the failure to be so treated would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.5  DISCLOSURE.  The Issuer, through its agent, Morgan Stanley & Co.
               ----------
Incorporated, has delivered to you and each other Purchaser the Disclosure Documents relating to the transactions contemplated hereby: The Disclosure Documents fairly describe, in all material respects, the general nature of the business and principal properties of the Issuer and its Subsidiaries. Except as disclosed in Schedule 7.5, this Agreement, the Disclosure Documents and the documents, certificates or other writings delivered to you by or on behalf of the Issuer in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Issuer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents or in the other documents, certificates and other writings delivered to you by or on behalf of the Issuer specifically for use in connection with the transactions contemplated hereby. Any projections contained in the Disclosure Documents were based on assumptions the Issuer believes to be reasonable and were calculated or arrived at, as the case may be, in a manner the Issuer believes to be reasonable.

          7.6  FINANCIAL STATEMENTS. The financial statements of the Issuer and
               --------------------
any Subsidiaries included in the Memorandum present fairly the financial position of the Issuer and any Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods specified; except as otherwise stated in the Memorandum, said financial statements have been prepared in conformity with GAAP applied on a consistent basis; and the pro forma financial statements included in the Memorandum comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

          7.7  CHANGES, ETC. Except as disclosed in the Disclosure Documents or
               ------------
as expressly described in Schedule 7.5, or in one of the documents, certificates or other writings identified therein, or in the financial statements referenced in Section 7.6, since December 31, 1995, there has been on Material Adverse Change. Subsequent to the respective dates as of which information is given in the Memorandum and prior to the First Closing (i) neither the Issuer nor any Subsidiary has incurred any material transaction not in the ordinary course of business, except as disclosed in the quarterly report on Form 10-Q of the Guarantor for the quarter ended March 31, 1996; (ii) neither the Issuer nor any Subsidiary has purchased any of the Issuer's Partnership Units, nor declared, paid or otherwise made a dividend or distribution of any kind on the Issuer's Partnership Units except as required by Section 5.1 of the Partnership Agreement; and (iii) there has not been any material change in the capital stock or similar equity interests, short-term debt or long-term debt of the Issuer or any Subsidiary except in each case as described in or contemplated by the Memorandum.

          7.8  COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the Issuer nor
               --------------------------------------
any Subsidiary is in violation of any term or provision of its corporate charter or by-laws or certificate of partnership or partnership agreement, as the case may be. Neither the Issuer nor any Subsidiary is in violation of any term or provision of any agreement, indenture, mortgage or other instrument or agreement to which it is a party or by which it or any of its properties may be bound or affected, or in violation of any existing law, governmental rule or regulation or any Order of any court, arbitrator or other Governmental Body applicable to it, the consequences of which violation, either in any one case or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery of this Agreement, the Other Agreements and the Notes nor the consummation of the transactions contemplated hereby and thereby nor the performance of the terms and provisions hereof and thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Issuer or any Subsidiary under any indenture, mortgage, bank loan, credit agreement, other agreement or instrument, or partnership agreement, partnership certificate, corporate charter or by-law to which the Issuer or any Subsidiary is a party or by which the Issuer or any Subsidiaries or any of their respective properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Issuer or any Subsidiaries.

          7.9  GOVERNMENTAL AUTHORIZATIONS, ETC. Subject to the accuracy of your
               --------------------------------
representations and warranties contained in Sections 1.5 to 1.8 and the performance of your agreements contained in Section 1.9 hereof and the accuracy of the representations and warranties of the Other Purchasers contained in Sections 1.5 to 1.8 and the performance of the agreements of the Other Purchaser contained in Section 1.9 of the Other Agreements, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for or in connection with the valid execution and delivery of this Agreement, the Other Agreements or the Notes, or the consummation of the transactions contemplated hereby and thereby, including the offer, issuance, sale and delivery by the Issuer of the Notes to you, or the fulfillment of, or compliance by the Issuer with, the terms and provisions hereof and thereof.

          7.10 LITIGATION. Except as disclosed in Schedule 7.10, there are no
               ----------
actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer, any Subsidiary or any of their respective properties before or by any Governmental Body (a) in which there is a reasonable possibility of an adverse determination that could have a Material Adverse Effect or (b) that in any manner draws into question the legality, validity or enforceability of this Agreement or the Other Agreements.

          7.11 TAXES. The Issuer and its Subsidiaries have properly prepared and
               -----
timely filed all tax returns that are required by law to have been filed and have paid all taxes, assessments, fees and charges of each Governmental Body shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent other than those presently payable without penalty or interest and those being contested in good faith by appropriate proceedings as to which adequate reserves have been established in accordance with GAAP with respect thereto. The Issuer knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. In the opinion of the Issuer, all tax liabilities are adequately provided for on the books of the Issuer and its Subsidiaries in accordance with GAAP.

          7.12 TITLE TO PROPERTIES AND LEASES. Except as set forth on Schedule
               ------------------------------
7.12, the Issuer and its Subsidiaries have good and marketable title to their respective real properties and good title to their other properties reflected in the most recent audited balance sheet contained in the Memorandum or purported to have been acquired by the Issuer or any of its Subsidiaries after the date thereof (except as sold or otherwise disposed of in the ordinary course of business) in each case free and clear of Liens prohibited by this Agreement. The Existing Leases and any Subsequent Leases are valid and subsisting and in full force and effect, binding upon and enforceable against the lessees thereunder and neither the Issuer nor any Subsidiary is aware of any Default or Event of Default pursuant to the terms of any Existing or Subsequent Lease (as those terms are defined therein). The Issuer and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases of personal and real property under which it operates, and all such leases are valid and subsisting and in full force and effect and neither the Issuer nor any of its Subsidiaries is in default in any material respect in the performance and observance of their respective obligations under any thereof. The Issuer has obtained title insurance for all of its real properties in the amounts shown on Schedule 7.12, with only customary exceptions, and such title insurance is in full force and effect.

          7.13 PATENTS, TRADEMARKS, AUTHORIZATIONS, ETC. The Issuer and its
               ----------------------------------------
Subsidiaries own, possess or have the right to use (without any known conflict with the rights of others) all franchises, patents, trademarks, service marks, trade names, copyrights, inventions, Know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems and procedures), licenses and authorizations (collectively, "Proprietary Rights") which are necessary to the conduct of their respective business as conducted on the date hereof and as proposed to be conducted, except where the failure to so own, possess or have the right to use such Proprietary Rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Proprietary Right is in full force and effect, and, in the case of each such Proprietary Right, the Issuer or its Subsidiaries (whichever shall own, possess or have the right to use the same), has fulfilled and performed all of its material obligations with respect thereto, except where the failure to so be in force and effect or to so fulfill and perform such obligations would not, individually in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has nor received any notice and is otherwise unaware of any infringement of or conflict with asserted rights of others with respect to any Proprietary Right, or of any facts which would render any Proprietary Right invalid or inadequate to protect the interest of the Issuer or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, in the aggregate, would result in a Material Adverse Effect. To the best knowledge of the Issuer, there is no material violation by any person of any right of the Issuer or any of its Subsidiaries with respect to any of their Proprietary Information.

          7.14 COMPLIANCE WITH ERISA. Except as set forth on Schedule 7.14,
               ---------------------
neither the Issuer nor any ERISA Affiliate sponsors, maintains or contributes to, or has an obligation to contribute to, any Plan that is subject to Title IV of ERISA or to any Multiemployer Plan. With respect to any such Plan or any Multiemployer Plan that is or was previously sponsored, maintained or contributed to, or with respect to which the Issuer or any of its ERISA Affiliates has or had an obligation to contribute:

               (a) No such Plan has been terminated so as to subject, directly or indirectly, any assets of Issuer or its ERISA Affiliates to any liability or the imposition of any liens under Title IV of ERISA;

               (b) No proceeding has been initiated or threatened by any person including the PBGC, to terminate any such Plan;

               (c) No condition or event exists or is expected to occur with respect to any such Plan that could subject, directly or indirectly, any assets of the Issuer or its ERISA Affiliates to any liability, contingent or otherwise, or the imposition of any lien under Title IV of ERISA, whether to the PBGC or to any other person;

               (d) No Reportable Event has occurred and is continuing with respect to any such Plan;

               (e)  No such Plan which is subject to Section 302 of ERISA or
     Section 412 of the Code has incurred an accumulated funding deficiency, as defined in Section 302 of ERISA and Section 412 of the Code, whether or not such deficiency has been waived;

               (f) Neither the Issuer nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability; and

               (g) Neither the Issuer nor any ERISA Affiliate has been notified by the sponsor of any Multiemployer Plan to which the Issuer or any ERISA Affiliate is or was required to make or accrue a contribution that such Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA.

          Neither the Issuer nor any of its ERISA Affiliates has engaged in a transaction in connection with which the Issuer or such ERISA Affiliate would be subject to liability either for a civil penalty assessed pursuant to Section 502(i) of ERISA or tax imposed by Section 4975 of the Code. All Plans maintained by the Issuer or any ERISA Affiliate have been administered in compliance with ERISA and the applicable provisions of the Code.

          7.15 PRIVATE OFFERING. Neither the Issuer nor any Person authorized or
               ----------------
employed by the Issuer to act on its behalf in connection with the offer and sale of the Notes or any similar security of the Issuer has offered the Notes or any similar securities of the Issuer for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with any Person other than you, the Other Purchasers and not more than 100 other institutional investors, each of which has been offered the Notes at a private sale for investment. Neither the Issuer nor anyone acting on its behalf has taken, or will take, any action which would subject the offer, issuance or sale of the Notes to Section 5 of the Securities Act or to be registration or qualification requirements of any securities or blue sky law of any applicable jurisdiction.

          7.16   USE OF PROCEEDS; MARGIN REGULATIONS.  The Issuer will apply the
                 -----------------------------------
proceeds of the sale of the Notes hereunder as provided in Section 1.4. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207, as amended), or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224, as amended) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220, as amended). None of the transactions contemplated by this Agreement (including, without limitation, the direct or indirect use of the proceeds from the sale of the Notes hereunder) will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, said Regulation G, Regulation T and Regulation X. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

          7.17   EXISTING DEBT AND LONG TERM LEASES.  Part One of Schedule 7.17
                 ----------------------------------
sets forth a complete and correct list of all outstanding Debt (not including Secured Debt) of the Issuer and its Subsidiaries as of the date hereof, and shows as to each item of Debt listed thereon the obligor, the aggregate principal amount outstanding on the date hereof and the final maturity thereof, since which date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of any such Debt. Part Two of Schedule 7.17 sets forth a complete and correct list of all outstanding Secured Debt of the Issuer and its Subsidiaries as of the date hereof and shows as to each item of Secured Debt listed thereon the obligor, the aggregate principal amount outstanding on the date hereof, the final maturity thereof, and a brief description of any security therefor, since which date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of any such Secured Debt. Neither the Issuer nor any Subsidiary is in default and no waiver of default is currently in effect in the payment of any principal or interest on any such Debt, including the Secured Debt, and no event or condition exists with respect to any such Debt, including the Secured Debt, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt, including the Secured Debt, to become due and payable before its stated maturity or before its regularly scheduled dates of payment. The Issuer has delivered to you and the Other Purchasers true and correct copies of all agreements or other documents pursuant to which the Issuer or any Subsidiary has Debt, including the Secured Debt, outstanding. Part Three of Schedule 7.17 includes a list of all Long Term Leases under which the Issuer or any of its Subsidiaries is lessee and sets forth, with respect to each such Long Term Lease, the name of the lessor, the lessee, the property leased, the annual rentals payable thereunder, the expiration date and any provisions for earlier cancellation and options for extension thereof.

          7.18   STATUS UNDER CERTAIN STATUTES.  Neither the Issuer nor any
                 -----------------------------
Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

          7.19   ENVIRONMENTAL MATTERS.
                 ---------------------

                 (a) Except as has been disclosed in Schedule 7.19, to the best knowledge of the Issuer, the real properties now or formerly owned, leased or operated by the Issuer or any Subsidiary or any other assets (collectively, the

     "Properties") are presently operated in compliance in all material respects with all Environmental Laws.

               (b) Except as has been disclosed in Schedule 7.19, to the best knowledge of the Issuer, there are no Environmental Laws requiring any material remediation, clean up, repairs, construction or capital expenditures (other than normal maintenance) with respect to the Properties.

               (c) Except as has been disclosed in Schedule 7.19, (A) no notices of any violation or alleged violation of any Environmental Laws relating to the Properties or their uses have been received by the Issuer or any Subsidiary, or, to the best knowledge of the Issuer, by any prior owner, operator or occupant of the Properties and (B) there are no writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits, claims, proceedings or investigations pending or threatened, relating to the ownership of the Properties or, to the best knowledge of the Issuer, relating to the use, maintenance or operation of the Properties.

               (d) Except as has been disclosed in Schedule 7.19, to the best knowledge of the Issuer, all material permits and licenses required under any Environmental Laws in respect of the operations of the Properties have been obtained, and the Properties and the owners and operators thereof are in compliance, in all material respects, with the terms and conditions of such permits and licenses.

          7.20 FOREIGN ASSETS CONTROL REGULATIONS, ETC. Neither the sale of the
               ---------------------------------------
Notes by the Issuer hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          7.21 INTERNAL ACCOUNTING CONTROLS. The Issuer and the Subsidiaries
               ----------------------------
maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          7.22 SOLVENCY. Neither the Issuer nor any of its Subsidiaries is
               --------
insolvent. Neither the execution and delivery of this Agreement, the Other Agreements, the Notes and the Assumption Agreements nor the consummation of the transactions contemplated hereby and thereby, nor the performance of the terms and provisions hereof and thereof will result in the insolvency of the Issuer or any of its Subsidiaries, nor will the consummation of the transactions contemplated by the Option Courses Agreement (including the repayment of amounts owed pursuant to certain senior Participating Promissory Notes dated as of August 18, 1993 and any other transactions related thereto), nor the performance of the terms and provisions thereof result in the insolvency of the Issuer or any of its Subsidiaries. For the purposes of this Section 7.22, the Issuer or any of its Subsidiaries shall be deemed to be insolvent or an insolvency shall be deemed to have resulted with respect to such Person if; (i) its liabilities (including all claims against such Person, whether or not contingent, unliquidated or disputed and regardless of whether such liabilities are required to appear on a balance sheet prepared in accordance with GAAP) exceed the fair market value of its assets; (ii) it retains unreasonably small capital for its continuing business; or (iii) it intends to incur, or believes or reasonably should believe it will incur, Debt beyond its ability to pay such Debt as it becomes due.

          7.23 ASSUMPTION OF ORIGINAL ISSUER NOTES FOR EQUIVALENT VALUE. The
               --------------------------------------------------------
transfer of the Option Courses pursuant to the terms of the Option Courses Agreement (including the repayment of amounts owed pursuant to certain Senior Participating Promissory Notes dated as of August 18, 1993 and any other transactions related thereto), on the one hand, and the assumption of the Trust Notes and Black Lake Notes by the Issuer pursuant to the terms of the Assumption Agreements and the issuance of OP Units pursuant to the terms of the Option Courses Agreement, on the other hand, is an exchange for reasonably equivalent value as such term is used in (S) 548 of the United States Bankruptcy Code.

     8.   EVENTS OF DEFAULT; REMEDIES.
          ---------------------------

          8.1  EVENTS OF DEFAULT DEFINED; ACCELERATION OF MATURITY; RESCISSION
               --------------------------------------------------------------
AND ANNULMENT. If any of the following conditions or events (herein called
-------------
"Events of Default") shall occur and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or judicial or governmental or administrative order, action or otherwise):

               (a) default shall be made in the due and punctual payment of all or any part of the principal of or Makewhole Amount (if any) on any Note when and as the same shall become due and payable, whether on a date fixed for required prepayment or purchase, at stated maturity, by acceleration or declaration, on a date fixed for an optional prepayment by notice thereof otherwise; or

               (b) default shall be made in the due and punctual payment of any interest on any Note when and as such interest shall become due and payable or in the due and punctual payment of any other amounts due and payable hereunder (other than a default pursuant to Section 8.1(a) hereof) and such default shall have continued for a period of five days; or

               (c) default shall be made in the performance or observance of any covenant, agreement or condition contained in Section 4(f) or in Sections 6.1, 6.5 or 6.6; or

               (d) default shall be made in the performance or observance of any other covenant, agreement or condition contained in this Agreement and such default shall have continued for a period of 30 days after any Senior Officer of the General Partner of the Issuer shall have first obtained knowledge of such default (through notice or otherwise); or

               (e) (i) default shall be made in the payment of any part of the principal of, the premium (if any) or the interest on, or any other payment of money due in respect of, Debt of the Issuer or any Restricted Subsidiary for money borrowed in an aggregate principal amount of at least $15,000,000 (other than the Notes), beyond any period of grace provided with respect thereto, or (ii) default shall be made in the performance or observance of any other agreement, term or condition contained in any document or documents evidencing or securing Debt, or in any agreement or agreements under which Debt was issued or created, in each case, if the effect of any one or more such defaults is to cause the holders of Debt (or a trustee on behalf of such holders) to cause any payment or payments in respect of such Debt aggregating not less than $15,000,000 (other than the Notes) to become due prior to the Scheduled due date or dates thereof or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder or holders of any Debt to convert such Debt into equity interests), (x) the

     Issuer or any Restricted Subsidiary has become obligated obligation to purchase Debt (other than the Notes) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000 or (y) one or more Persons required the Issuer or any Restricted Subsidiary so to purchase any such Debt in an aggregate principal amount of a least $15,000,000; or

               (f)  the Guarantor, the Issuer or any Restricted Subsidiary shall
     (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) be generally unable or admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law of any jurisdiction, (vi) acquiesce in writing to, or fail to controvert in a timely or appropriate manner, any petition filed against it in an involuntary case under such Bankruptcy Code, (vii) take any action under the laws of any jurisdiction analogous to any of the foregoing, (vii) is adjudicated as insolvent or to be liquidated or (ix) take any corporate action in furtherance of any of the foregoing; or

               (g) a proceeding or case shall be commenced, without the application or consent of the Guarantor, the Issuer or any Restricted Subsidiary, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidation or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days; or

               (h) final judgement for the payment of money shall be rendered by a court of competent jurisdiction against the Guarantor, the Issuer or any Restricted Subsidiary and the Guarantor, the Issuer or such Restricted Subsidiary, as the case may be, shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 60 days from the date of entry thereof and within said period of 60 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments not then discharged or then subject to such a stay shall exceed in the aggregate U.S. $5,000,000 (or the equivalent amount of any other currency); or

               (i) any representation or warranty made by or on behalf of the Issuer or by an officer of the Issuer in this Agreement or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall prove to be false or incorrect or breached in any material respect on the date as of which made; or

               (j) the Guaranty, or any material provision therein, shall cease to be in full force and effect for any reason other than a release or termination thereof pursuant to the terms of the Guaranty or the Guarantor shall contest or purport to repudiate or disavow any of its obligations thereunder or the validity or enforceability thereof; or

               (k)  there shall occur any Guaranty Event of Default; or

               (l)  there shall occur a Change of Control; or

               (m) any ERISA Event shall have occurred with respect to any Plan or Multiemployer Plan and, thirty days thereafter (i) such ERISA Event shall still exist and (ii) the sum (determined as of the date of occurrence of such ERISA Event) of the aggregate liabilities of the Issuer or any ERISA Affiliate related to all such Plans and Multiemployer Plans with respect to which an ERISA Event has occurred exceeds $3,000,000; or

               (n) the Guarantor, the Issuer or any Restricted Subsidiary organized as a partnership shall receive written notice from a Governmental Body that it intends to treat the Issuer, or any Restricted Subsidiary organized as a partnership, as an association taxable as a corporation unless (i) such treatment, if sustained, would not have a Material Adverse Effect or (ii) within 30 days following receipt of such notice, the Issuer provides an opinion of nationally recognized tax counsel addressed to you and the Other Purchasers, such opinion and counsel to be reasonably satisfactory to the holders of at least 66-2/3% in unpaid principal amount of the Notes then outstanding, to the effect that, notwithstanding such notice, the Issuer of such Restricted Subsidiary will be treated as a partnership for purposes of the tax to which such notice relates both as of the date of such opinion and during the period to which such notice relates;

then (i) upon the occurrence of any Event of Default described in clause (f) or
(g) as to the Issuer, the Guarantor or any Restricted Subsidiary having, individually or in the aggregate, assets with a book value of at least $5,000,000 or annual revenues of at least $2,500,000, the unpaid principal amount of all Notes automatically become immediately due and payable together with the interest accrued thereon (which interest shall be deemed matured), plus (to the full extent permitted by applicable law) the Makewhole Amount determined in respect of such principal amount of Notes, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other requirements of any kind, all of which are hereby expressly waived by the Issuer, (ii) upon the occurrence and continuance of any Event of Default described in clause (a) or (b), the holder or holders of at least 25% of the unpaid principal amount of the Notes at the time outstanding may, by written notice to the Issuer, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon (which interest shall be deemed matured), plus (to the full extent permitted by applicable law) the Makewhole Amount determined in respect of such principal amount of the Notes, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other requirements of any kind, all of which are hereby expressly waived by the Issuer, and furthermore, upon the occurrence and continuance of such an Event of Default, any holder may declare the unpaid principal amount of its own Notes to be due and payable, together with the interest accrued thereon (which interest shall be deemed matured), plus (to the full extent permitted by applicable law) the Makewhole Amount determined in respect of such principal amount of the Notes, without presentment, demand, protest, or other notice or other requirements of any kind, all of which are hereby expressly waived by the Issuer without regard to the actions of any other holder or holders or (iii) during the occurrence and continuance of any other Event of Default, the holder or holders of at least 50% of the unpaid principal amount of the Notes at the time outstanding may, by written notice to the Issuer, declare the unpaid principal amount of all Notes to be, and same shall forthwith become, due and payable, together with the interest accrued thereon (which interest shall be deemed matured), plus (to the extent permitted by applicable law) the Makewhole Amount determined in respect of such principal amount of Notes, without presentment, demand, protest, or other notice or other requirements of any kind, all of which are hereby expressly waived by the Issuer. The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Makewhole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          The provisions of this Section are subject, however, to the condition that if, at any time after any Note shall have so become due and payable and prior to the entry of any judgment for the payment of any monies due on the Notes or pursuant to this Agreement, the Issuer shall pay all arrears of interest on the Notes and all payments on account of the principal of and Makewhole Amount (if any) on the Notes which shall have become due otherwise than by acceleration (with interest on such principal, Makewhole Amount (if any) and, to the extent permitted by law, overdue payments of interest, at the rate specified in the Notes) and all Events of Default (other than nonpayment of principal of and accrued interest on Notes due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 12, then, and in every such case, the holder or holders of at least 66-2/3% in unpaid principal amount of the Notes at the time outstanding, by written notice to the Issuer, may rescind and annul any such acceleration and its consequences, but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon, and furthermore, no such action shall affect, rescind or annul the declaration by any holder, or the right of any holder or declare, upon the occurrence and continuance of any Event of Default declared in clause
(a) or (b) of this Section 8.1, the unpaid principal amount of its own Notes to be due and payable, together with the interest accrued thereon, plus the Makewhole Amount, pursuant to clause (ii) of this Section 8.1.

          8.2  SUITS FOR ENFORCEMENT.  If any Event of Default shall have
               ---------------------
occurred and be continuing and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 8.1, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any Note or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or under this Agreement or to enforce any other legal or equitable right of the holder of such Note. The Issuer covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including, without limitation, reasonable fees and expenses of counsel.

          8.3  REMEDIES CUMULATIVE.  No right, power or remedy herein conferred
               -------------------
upon you or the holder of any Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Notes or now or hereafter existing at law or in equity or by statute otherwise.


          8.4  REMEDIES NOT WAIVED. No course of dealing between the Issuer and
               -------------------
you or the holder of any Note and no delay or failure in exercising any right, power or remedy hereunder or under any Note in respect thereof shall operate as a waiver of or otherwise prejudice any of your rights, powers or remedies or the rights, powers or remedies of any holder of any Note.

     9.   DEFINITIONS AND ACCOUNTING TERMS.
          --------------------------------

          9.1    DEFINITIONS.  Except as otherwise specified or as the context
                 -----------
may otherwise require, the following terms shall have the respective meanings set forth below (or in the Section of this Agreement referred to below) whenever used in this Agreement:

          "AFFILIATE" of any specified Person shall mean any other Person (a) directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (b) which beneficially owns or holds, directly or indirectly, 5% or more of any class of voting or equity interests of such Person or (c) 5% or more of any class of voting or equity interests of which are beneficially owned or held by such Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing, and, furthermore, for the purposes of this definition, the Guarantor shall be deemed to be an Affiliate of the Issuer.

          "AGC" shall mean American Golf Corporation, a California corporation.

          "AGREED PURCHASE CONSIDERATION" shall mean, as of the date of purchase by the Issuer in the event of a DGP Change of Control, the sum of:

          (i) the principal amount of the Notes held by such holder subject to purchase on such date, plus

          (ii) all accrued and unpaid interest to such date on such Notes, plus

          (iii) the Makewhole Amount (if any) as of such date with respect to such Notes.

          "AGREEMENT" shall mean this Restated Note Agreement (together with the Annex, Schedules and Exhibits hereto) as it may be from time to time amended, modified or supplemented in accordance with its terms.

          "ASSET DISPOSITION" shall mean any sale, lease, transfer or other disposition of any property by the Issuer or any Restricted Subsidiary (including any such disposition effected by way of any issuance or sale of capital stock or partnership interests (but not including the issuance or sale of capital stock or partnership interests of an Unrestricted Subsidiary) or by way of a Sale and Leaseback Transaction or by the designation of a formerly Restricted Subsidiary as an Unrestricted Subsidiary), other than (i) dispositions of obsolete or surplus property no longer used or useful in the operations of the Issuer and its Subsidiaries, (ii) dispositions of Golf Course properties by the Issuer or a Restricted Subsidiary to a Restricted Subsidiary of which at least 90% of the equity interests is owned by the Issuer or a Wholly-Owned Subsidiary, (iii) leases of Golf Course properties to operators in the ordinary course of business, (iv) transfers of property by a Subsidiary to the Issuer or a Wholly-Owned Subsidiary, (v) Sale and Leaseback Transactions permitted under clause (a) of Section 6.7, (vi) transfers of no more than three Existing Golf Courses by the Issuer or a Restricted Subsidiary to an Unrestricted Subsidiary, (vii) transfers of Golf Course properties acquired after the date hereof from the Issuer or a Restricted Subsidiary to an Unrestricted Subsidiary, provided that any such transfer occurs no more than
                         -------- ----
thirty days after the closing date of the acquisition of such Golf Course properties and (viii) transfers by the Issuer to an Unrestricted Subsidiary of any of the four Existing Golf Courses owned on the date hereof by the Guarantor.

          "ASSUMPTION AGREEMENTS" shall have the meaning specified in the Recitals.

          "ATTRIBUTABLE DEBT" shall mean, with respect to any Sale and Leaseback Transaction (other than a Sale and Leaseback Transaction permitted under clause(b) of Section 6.7), the lesser of (i) the fair market value of the property sold or transferred in such Sale and Leaseback Transaction and (ii) the present value (discounted in accordance with GAAP at the debt rate implicit in the lease or leases constituting part of such Sale and Leaseback Transaction) of the obligations of the lessee to pay rent during the term of such lease or leases.

          "BLACK LAKE" shall have the meaning specified in the Recitals.

          "BLACK LAKE NOTE PURCHASE AGREEMENTS" shall have the meaning specified in the Recitals.

          "BLACK LAKE NOTES" shall have the meaning specified in the Recitals.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are authorized by law to be closed in New York, New York.

          "CANCELLATION NOTICE" shall have the meaning specified in Section 3.5.

          "CAPITAL LEASE" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, in the case of the Issuer or any Subsidiary, any such lease under which the Issuer or a Wholly-Owned Subsidiary is the lessor.


          "CAPITALIZED LEASE OBLIGATION" shall mean any rental obligation which, under GAAP, would be required to be capitalized on the books of the Issuer or any Restricted Subsidiary taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

          "CHANGE OF CONTROL" shall mean the occurrence of the following event: the Guarantor shall cease to be the sole General Partner of the Issuer.

          "CHANGE OF CONTROL PURCHASE OBLIGATION" shall have the meaning specified in Section 3.6(a).

          "CLOSING" shall have the meaning specified in Section 1.3.

          "CLOSING DATES" shall have the meaning specified in Section 1.3.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "COMMISSION" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act.

          "CONSOLIDATED DEBT SERVICE" shall mean, for any period, the total amount payable by the Issuer and its Restricted Subsidiaries (either directly or, without duplication, by reason of a Contingent Obligation) during such period for or in respect of interest charges on, required amortization of and payments on final maturity of Debt (other than Intercompany Debt) and any Distributions on preferred stock as described in clause (vii) of the definition of Debt hereunder. For the purposes of the foregoing definition, (i) any extension, renewal or refinancing of Debt on or in anticipation of final maturity shall be excluded from the calculation of Consolidated Debt Service, except that an extension, renewal or refinancing of Debt shall be included to the extent that such extension, renewal or refinancing would be an Incurrence of Debt not permitted hereunder, (ii) payments of principal of Debt required upon an Asset Disposition of property subject to a Lien securing such Debt shall be excluded from the calculation of Consolidated Debt Service, (iii) other optional prepayments of principal of Debt shall be excluded from the calculation of Consolidated Debt Service except to the extent such prepayments do not constitute an extension, renewal or refinancing of Debt in anticipation of final maturity subject to clause (i) above and such prepayments reduce the amount of amortizations or payments on final maturity of Debt otherwise required during such period and (iv) payments on or in anticipation of final maturity of Specified Debt shall in any event be excluded from the calculation of Consolidated Debt Service to the extent such payments are made with the proceeds of Asset Dispositions or equity contributions with respect to partnership interests of the Issuer.

          "CONSOLIDATED FUNDED DEBT" shall mean, as at any date of determination, the aggregate principal amount of all Funded Debt of the Issuer and its Restricted Subsidiaries outstanding on such date determined in accordance with GAAP on a consolidated basis after eliminating all Intercompany Debt.

          "CONSOLIDATED NET INCOME" shall mean, for any period, the net income (or deficit) of the Issuer and its Restricted Subsidiaries for such period (taken as a cumulative whole), which shall be calculated after giving effect to deductions for, without duplication, all operating expenses, interest charges, rentals, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany items and after deducting portions of income properly attributable to outside minority interests, if any, in Restricted Subsidiaries; provided, however, that there
                                               --------  -------
shall in any event be excluded from Consolidated Net Income:

               (a) any income (or deficit) or any other Person accrued prior to the date it becomes a Restricted Subsidiary or merges into or consolidates with the Issuer or another Restricted Subsidiary,

               (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Issuer or any Restricted Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Issuer or such Restricted Subsidiary in the form of cash dividends or similar distributions,

               (c) any deferred credit or amortization thereof arising from the acquisition of any properties or assets of any Person,

               (d) (i) any gain (or loss) arising from the sale or other disposition during such period (other than in the ordinary course of business) of any capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with a disposition of fixed assets, and all securities), to the extent the aggregate amount of such gain (or loss) exceeds the aggregate amount of losses (or gains) from the sale, abandonment or other disposition of capital assets and (ii) any gain arising form (A) any write up of assets during such period or (B) the acquisition by the Issuer or any Restricted Subsidiary during such period of any of their securities,

               (e)  proceeds of life insurance policies, and

               (f) any undistributed earnings of a Restricted Subsidiary to the extent that the distribution thereof to the Issuer by such Restricted Subsidiary (i) is not at the time permitted by the terms of its charter or any agreement, instrument, order, statute, rule or governmental regulation (including foreign exchange regulations) applicable to such Restricted Subsidiary, or (ii) would result in the imposition of tax liabilities on the Issuer or any Restricted Subsidiary which have not been provided for and deducted in determining Consolidated Net Income for such period.

          "CONSOLIDATED NET OPERATING INCOME" shall mean, for any period, Consolidated Net Income for such period, plus the sum of the following amounts to the extent deducted in determining Consolidated Net Income for such period:
(a) interest expense on Debt of the Issuer and its Restricted Subsidiaries, (b) amortization of intangibles, (c) provision for depreciation, (d) provision for income and franchise taxes, other than such taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets to the extent such gains or losses have been excluded from the calculation of Consolidated Net Income pursuant to paragraph (d) of the definition thereof and (e) non-cash restricted stock or other equity-based compensation expense.

          "CONSOLIDATED NET TANGIBLE ASSETS" shall mean at any time the total assets of the Issuer and any Restricted Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP, less the sum (without duplication and in each case determined on a consolidated basis in accordance with GAAP) of:

          (i) all Intangible Assets of the Issuer and any Restricted Subsidiaries at such time:

          (ii) any write-up of fixed assets occurring after the date of this Agreement, except any write-up of newly-acquired assets in connection with the purchase thereof as permitted or required by GAAP; and

          (iii) the total liabilities of the Issuer and any Restricted Subsidiaries (other than Consolidated Funded Debt) at such time.

          "CONSOLIDATED TANGIBLE NET WORTH" shall mean, as at any date, Partnership Equity as of such date less all Intangible Assets of the Issuer and its Restricted Subsidiaries recorded after the First Closing.

          "CONTINGENT OBLIGATIONS" shall mean any guaranty or other contingent liability, direct or indirect, with respect to any Debt of another Person, through an agreement or otherwise, including, without limitation, (a) any endorsement (other than of notes, bills and checks presented to banks and other financial institutions for collection or deposit in the ordinary course of business) or discount with recourse or undertaking substantially equivalent to or having similar economic effect of a guaranty with respect to any such Debt,
(b) any agreement (i) to purchase, or to advance or supply funds for the payment or purchase of, any such Debt, (ii) to purchase, sell or lease property, products, materials or supplies, or transportation or services, primarily for the purpose of enabling such other Person to pay such Debt or to insure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials or supplies, or transportation or services, or (iii) to make any loan, advance, capital contribution or other investment in such other Person to assure a minimum equity, working capital or other balance sheet condition as of any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other Person, in each case, for the direct or indirect benefit of the holder or obligee of such Debt, (c) obligations for which such Person is obligated pursuant to or in respect of a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable, (d) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable sold by such Person or (e) guaranties or obligations with respect to
(i) maintaining the value of any asset of any Person or (ii) protecting the holder of such asset against loss in respect thereof. The amount of any Contingent Obligation shall (subject to any limitation contained therein) be equal to the outstanding principal amount of the Debt guarantied or subject thereto or, in the case of (e) above, the guarantied value of the subject asset. For purposes of determining Consolidated Debt or Consolidated Funded Debt, Debt of a Subsidiary that is guaranteed by the Issuer or another Subsidiary shall not be double counted.

          "CONTRIBUTION AGREEMENTS" shall have the meaning specified in Section 2.14.

          "DEBT" of a Person shall mean, without duplication, such Person's (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments (as such term is defined in Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York), (iii) obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or production from property now or hereafter acquired by any such Person (other than any such obligation under the land lease with respect to property in Harris County, Texas, set forth on part III of
Schedule 7.17), (iv) obligations to pay the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course of business and not overdue), (v) obligations as lessee under Capitalized Lease Obligations, (vi) Contingent Obligations and (vii) equity securities of Subsidiaries owned by Persons other than the Issuer and its Wholly-Owned Subsidiaries that have preferred rights to distributions.

          "DEFAULT" shall mean any default or other event which, with notice or the lapse of time or both, would constitute an Event of Default.

          "DESIGNATED SHORT-TERM DEBT" shall mean (i) with reference to any Incurrence of Debt under Section 6.4, the daily average outstanding amount of Short-Term Debt of the Issuer and its Restricted Subsidiaries during that 45-day period during the 12-month period ending on the date of such Incurrence in which the least daily average amount of Short-Term Debt was outstanding if Short-Term Debt of the Issuer and its Restricted Subsidiaries has not been zero for at least 45 consecutive days during the 12-month period ending on the date of such Incurrence and (ii) with reference to Section 6.3, the daily average outstanding amount of Short-Term Debt of the Issuer and its Restricted Subsidiaries during that 45-day period in which the least daily average amount of Short-Term Debt was outstanding during the four fiscal quarters most recently ended at or before the time of determination in Section 6.3.

          "DGP CHANGE OF CONTROL" shall mean the occurrence or continuation of any of the following events:

          (i) DGP Persons shall cease to beneficially own in the aggregate that amount of REIT shares (as defined in the Partnership Agreement) and Partnership

     Units, in each case treating REIT Shares and Partnership Units (hereinafter, collectively, "Equity Interests") as identical for these purposes (subject to adjustment in the event the exchange ratio of Partnership Units for REIT Shares is no longer on a one-for-one basis), as shall equal or exceed the Requisite Percentage of the Equity Interests beneficially owned by DGP Persons on the date hereof except that, in the event of the divorce of David G. Price and his spouse, the amount of Equity Interests which DGP Persons shall thereafter be required to beneficially own shall equal or exceed the Requisite Percentage of (i) the amount of Equity Interests beneficially owned on the date hereof, multiplied by (ii) the ratio of the amount of Equity Interest beneficially owned by DGP Persons immediately after a transfer to such former spouse of David G. Price in connection with the divorce, over the amount of Equity Interests so owned by DGP Persons immediately before such transfer; or

          (ii) any transaction or series of transactions (whether by purchase of existing shares of common stock, issuance of shares of common stock, merger, consolidation or otherwise) the result of which is that any Person or Group other than DGP Persons (or a former spouse of David G. Price or a Person acquiring shares from such former spouse and not owning any other shares of capital stock of the Guarantor) becomes the Beneficial Owner, directly or indirectly, of 15% or more of the total voting power in the aggregate of all classes of capital stock of the Guarantor then outstanding normally entitled to vote in the election of directors of the Guarantor (or any surviving entity); or

         (iii) any transaction or series of transactions (whether by purchase of existing shares of common stock or OP Units, issuance of shares of common stock or OP Units, merger, consolidation or otherwise) the result of which is that any Person or Group other than DGP Persons (or a former spouse of David G. Price or a Person acquiring shares from such former spouse and not owning any other shares of capital stock of the Guarantor or any OP Units) becomes the Beneficial Owner, directly or indirectly, of 30% or more of the total voting power in the aggregate of all classes of capital stock of the Guarantor then outstanding (including shares of common stock issuable upon exchange of OP Units, whether or not such OP Units are immediately exchangeable and without regard to the Ownership Limit) normally entitled to vote in the election of directors of the Guarantor (or any surviving entity).

          As used in the foregoing definition:

          "Beneficial Owner" shall have the same meaning as such term has for purposes of Rule 13d-3 promulgated under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that a Person has the right to acquire, whether or not such right is immediately exercisable, and that notwithstanding such rule or the foregoing, except as expressly provided in clause (iii), capital stock of the Guarantor shall not be deemed to be beneficially owned by virtue of ownership of OP Units.

          "Group" shall have the same meaning as such term has for purposes of Sections 13(d) and 14(d) of the Exchange Act.

          "Ownership Limit" shall have the same meaning as such term has in the articles of incorporation of the Guarantor.

          "Person" shall have the same meaning as such term has for purposes of Sections 13(d) and 14(d) of the Exchange Act.

          "DGP PERSONS" shall mean David G. Price and his heirs, spouse, children, sons- and daughters-in-law and grandchildren and any trust or estate, all of the beneficiaries of which consist of David G. Price of David G. Price's heirs, spouse, children, sons- and daughter-in-law or grandchildren.

          "DISCLOSURE DOCUMENTS" shall mean the following documents delivered by Morgan Stanley & Co. Incorporated to you and each Other Purchaser and relating to the transactions contemplated hereby:

          (i)  the Memorandum;

         (ii) the Historical Financial Statements, Standard Acquisition and Lease Documents dated May 22 and 23, 1996 and Lender Due Diligence Conference Binder dated May 22 and 23, 1996; and

        (iii) all exhibits, appendices, annexes, schedules or the like attached to each of the above.

          "DISTRIBUTION" shall mean (i) distributions or dividends on or in respect of the partnership interests or capital stock of the Issuer or any Subsidiary (except distributions solely in such interests or stock and except to the extent made to the Issuer or any Wholly-Owned Subsidiary) and (ii) the repurchase, purchase, redemption or acquisition of partnership interests or capital stock of the Issuer or any Subsidiary, or of warrants, rights or other options to purchase such interests or stock (except when solely in exchange for such interests or stock and except to the extent made from the Issuer or a Wholly-Owned Subsidiary).

          "ENVIRONMENTAL LAW" shall mean all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, Orders, approvals, authorizations and similar items of all Governmental Bodies relating to the protection of human health or the environment as in effect as of the date hereof, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials, substances, pollutants, contaminants or hazardous or toxic substances, materials or wasters whether solid, liquid or gaseous in nature, into the air, surface water, ground water or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature, including by way of illustration and not by way of limitation, (x) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
(S)(S) 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
            ------
(S)(S) 6901 et seq.), the Clean Air Act (42 U.S.C. (S)(S) 7401 et seq.), the
            ------                                             ------
Federal Water Pollution Control Act (33 U.S.C. (S)(S) 1251), the Safe Drinking Water Act (42 U.S.C. (S)(S) 300f et seq.), the Toxic Substances Control Act (15
                                 ------
U.S.C. (S)(S) 2601 et seq.), the Endangered Species Act (16 U.S.C. (S)(S) 1531
                   ------
et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42
-------
U.S.C. (S)(S) 11001 et seq.) and (y) analogous state and local provisions.
                    ------

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" of the Issuer shall mean any other person that, together with the Issuer as of the relevant measuring date under ERISA, was or is required to be treated as a single employer under Section 414 of the Code.

          "ERISA EVENT" shall mean (i) the occurrence of a Reportable Event;
(ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations by the Issuer or an ERISA Affiliate at a facility in the circumstances described in Section 4062(e) of ERISA; (iv) the withdrawal by the Issuer or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
Section 4001(a)(2) of ERISA; (v) the failure by the Issuer or any ERISA Affiliate to make a payment to a Plan required under Section 302(f)(l) of ERISA;
(vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan; (viii) the default, as defined in Section 4219(c)(5) of ERISA, of the Issuer or any ERISA Affiliate with respect to any payment of Withdrawal Liability thirty days after any dispute regarding such Withdrawal Liability has been finally resolved; or (ix) the notification by the sponsor of a Multiemployer Plan to which the Issuer or any ERISA Affiliate is or was obliged to contribute that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA.

          "EVENTS OF DEFAULT" shall have the meaning specified in Section 8.1.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "EXISTING GOLF COURSES" shall mean those Golf Courses owned by the Guarantor, the Issuer or any Subsidiary on the date hereof, all of which are set forth on Schedule 6.12.

          "EXISTING LEASES" shall mean all leases for golf courses and related facilities, pursuant to which the Issuer or any Subsidiary is the lessor, in effect on the date hereof, all of which are set forth on Schedule A hereto.

          "EXISTING SECURED DEBT" shall mean Debt secured by Liens described on
Schedule 7.17 and any extension, renewal or refinancing thereof provided that the principal amount is not increased and such Liens shall not be extended to or cover any property of the Issuer or any Subsidiary other than those properties subject thereto (including after-acquired property) on the date hereof.

          "FEDERAL BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, Title 11, United States Code, as amended from time to time.

          "FIRST CLOSING" shall have the meaning specified in Section 1.3.

          "FIRST CLOSING DATE" shall have the meaning specified in Section 1.3.

          "FUNDED DEBT" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, all Debt of such Person which in accordance with GAAP would be classified on a balance sheet of such Person as of such date as funded debt and shall also include (without duplication) all indebtedness outstanding at all times under the Revolving Facility and all other Debt of such Person, whether secured or unsecured, having a final maturity (or which pursuant to its terms is renewable or extendible at the option of such Person for a period ending or which originally had a final maturity) more than one year after the date of determination (but including, without limitation, any portion of such Debt maturing in less than one year).

          "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

          "GAIN HOLDER" shall mean a holder of Notes that, based on a reasonable good faith determination of such holder, would recognize income for federal income tax purposes in excess of 2% of the unpaid principal amount of the Notes then held by such holder if such Notes were sold or exchanged, or deemed sold or exchanged, by such holder as a result of a proposed transaction described in
Section 6.5. In the event of a proposed transaction described in Section 6.5, the Issuer shall notify all holders of Notes of its intention to engage in such a transaction within 20 days prior to any such transaction. Each holder shall then have 15 days thereafter to notify the Issuer, based on a reasonable good faith determination of such holder, that it is a Gain Holder and to provide the Issuer with a description of how such determination was made. Any holder who does not provide timely notice that it is a Gain Holder along with such description shall be deemed not to be a Gain Holder.

          "GENERAL PARTNER" shall mean National Golf Properties, Inc., a Maryland corporation which is the general partner of the Issuer.

          "GOLF COURSE" shall mean a tract of land developed for the playing of the game of golf, together with all related recreational, operational or required ancillary facilities pertaining thereto.

          "GOVERNMENTAL BODY" shall mean any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign.

          "GUARANTOR" shall have the meaning specified in Section 2.12.

          "GUARANTOR SUBSIDIARY" shall mean any corporation or limited liability company of which the Guarantor owns or controls, directly or indirectly, more than 50% of the Voting Stock or any partnership joint venture or other entity in which the Guarantor owns or controls, directly or indirectly, more than a 50% equity interest and shall include, whether or not otherwise included in this definition, the Issuer and its Subsidiaries.

          "GUARANTY" shall have the meaning specified in Section 2.12.

          "GUARANTY EVENT OF DEFAULT" shall mean any Event of Default under and as defined in the Guaranty.

          "HAZARDOUS MATERIAL" shall mean any chemical substance:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy, administrative request or civil complaint under any of the foregoing or under common law; or

         (ii) which is defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation or ordinance or amendments thereto as in effect as of the date hereof, or as hereafter amended, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability

     Act (42 U.S.C. Section 9601 et seq.) and or the Resource Conservation and
                                 ------
     Recovery Act (42 U.S.C. Section 6901 et seq.); or
                                          ------

        (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any Governmental Body having or asserting jurisdiction over any of the Properties; or

         (iv) the presence of which on any of the Properties causes a nuisance upon such Properties or to adjacent properties or poses a hazard to the health or safety of persons on or about any of the Properties; or

          (v) the presence of which on adjacent properties constitutes a trespass by any owner or operator of the Properties; or

         (vi) which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or

        (vii)  radon gas.

        "HOLDER" shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 10.

        "INCUR" when used with respect to any Debt shall mean to directly or indirectly create, incur, assume, agree to purchase or provide funds in respect of, or otherwise become directly or indirectly (by way of a Contingent Obligation or otherwise) liable in respect of such Debt, and the term "Incurrence" shall have a correlative meaning, provided that (i) in the event the Issuer or any Subsidiary shall extend, renew or refinance any Debt, the Issuer or such Subsidiary, as the case may be, shall be deemed to have Incurred such Debt at the time of such extension, renewal or refinancing, (ii) any Person becoming a Subsidiary after the date of this Agreement shall be deemed to have Incurred all of its then outstanding Debt at the time it becomes a Subsidiary,
(iii) in the event that the Issuer changes the designation of an Unrestricted Subsidiary to that of a Restricted Subsidiary, such Restricted Subsidiary shall be deemed to have Incurred all of the then outstanding Debt of the Unrestricted Subsidiary at the time of the redesignation, and (iv) any Debt Incurred by the Issuer or a Subsidiary to another Subsidiary shall be deemed Incurred anew by the Issuer or such Subsidiary, as the case may be, upon the transfer of such Debt by such other Subsidiary to a Person not a Subsidiary or upon such other Subsidiary ceasing to be a Subsidiary.

        "INDEPENDENT DIRECTORS" shall have the same meaning as such term has in the bylaws of the Guarantor, as in effect on the date hereof.

        "INTANGIBLE ASSETS" shall mean at any time all assets that would be classified as intangible assets under GAAP at such time, including, without limitation, goodwill (whether presenting the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, unamortized debt discount and expense, organization costs, research and development costs and other deferred charges (other than prepaid insurance and taxes).

        "INTERCOMPANY DEBT" shall mean Debt owned by the Issuer or any Restricted Subsidiary to the Issuer or any Wholly-Owned Subsidiary.

        "ISSUER" shall have the meaning specified in the introductory paragraph.

          "ISSUER NOTE PURCHASE AGREEMENTS" shall have the meaning specified in the Recitals.

          "LIEN" shall mean, as to any Person, any mortgage, lien, pledge, adverse right, charge, security interest or other encumbrance in favor of any vendor, lessor, lender or other secured party in or on, or any interest or title of any such vendor, lessor, lender or other secured party under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset of any nature whatsoever of Such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any such financing statement.

          "LONG TERM LEASE" shall mean a lease of real or personal property having an unexpired term (including terms of renewal or extension at the option of the lessee or lessor, whether or not such option has been exercised) of more than one year, other than, in the case of the Issuer or any Subsidiary, a Capital Lease.

          "MAKEWHOLE AMOUNT" applicable in respect of any prepayment of all or any portion of the principal amount of any Note pursuant to Section 3.2(b) or pursuant to Section 3.6 or any acceleration of the principal amount of any Note pursuant to Section 8.1 (such prepaid, put or accelerated principal amount, as the case may be, being hereinafter referred to as the "Prepaid Principal") shall mean, as at any date of determination, the greater of (a) zero and (b) the excess of:

          (i) the sum of the respective present values as of the date such Makewhole Amount becomes due and payable of:

                    (A) each prepayment of principal (if any) required to be made with respect to such Prepaid Principal pursuant to Section
               3.1 during the remaining term to maturity of the Notes,

                    (B) the payment of principal balance required to be made at final maturity with respect to such Prepaid Principal,and

                    (C) each payment of interest which would be required to be paid during the remaining term to maturity of the Notes with respect to such Prepaid Principal from time to time outstanding, determined, in the case of each such required prepayment, principal payment at final maturity and interest payment, by discounting the amount thereof (on a semiannual basis) from the date fixed therefor back to the date such Makewhole Amount becomes due and payable at the Reference Rate (assuming for such purpose that all such payments and prepayments of principal and payments of interest with respect to such Prepaid Principal were made when due pursuant to the terms thereof and hereof, and that no other payment or prepayment with respect to such Prepaid Principal was made).

0ver
----

          (ii) the amount of such Prepaid Principal.

          For purposes hereof, "Reference Rate" shall mean in connection with any determination of the Makewhole Amount a per annum rate equal to 50 basis points above the annual yield for United States Treasury securities having a term to maturity equal to the

Weighted Average Life to Maturity of the Notes at the time such Makewhole Amount becomes due and payable, as determined by reference to the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on the Telerate Access Service) at 11.00 a.m. New York City time on the third Business Day preceding the date of such payment, or, if the Telerate Access Service is no longer available (or if such yield is not reported as of such time or the yield reported as of such time is not ascertainable), such annual yield for such United States Treasury securities as determined by reference to Federal Reserve Statistical Release H.15 (519) published most recently prior to such Business Day, or, if that is no longer published (or such yield is not reported or ascertainable) as determined, at the Issuer's expense, by an independent investment banking firm acceptable to the Issuer and the holder of such Note, provided that, if there shall be no actual United States Treasury security having a term to maturity equal to such remaining average life of the Notes, the annual yield for an actively-traded United States Treasury securities as determined in accordance with accepted financial practice by reference to Telerate Access Service, Federal Reserve Statistical Release
H.15 (519) or as determined by an independent investment banking firm, as the case may be. For purposes hereof, "actively-traded" means an "on the run bond".

          "MATERIAL ADVERSE CHANGE (OR EFFECT)" shall mean a material adverse change (or effect) on (a) the business, operations, properties, financial condition or prospects of the Guarantor and the Guarantor Subsidiaries or the Issuer and its Restricted Subsidiaries taken as a whole, (b) the ability of the Issuer to perform its obligations under this Agreement or the Notes or the ability of the Guarantor to perform its obligations under the Guaranty or (c) the validity or enforceability of this Agreement, the Notes or the Guaranty.

          "MEMORANDUM" shall mean the Private Placement Memorandum, dated April 1996, delivered by Morgan Stanley & Co. Incorporated to you and each Other Purchaser and relating to the transactions contemplated hereby.

          "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan," as defined in
Section 4001(a)(3) of ERISA, to which the Issuer or any ERISA Affiliate is making or accruing, or has made or accrued, an obligation to make contributions.

          "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, which is or was maintained for employees of Issuer or an ERISA Affiliate and at least one person other than the Issuer and any ERISA Affiliate and in respect the Issuer or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such Plan has been or were to be terminated.

          "NOTES" shall have the meaning specified in the Recitals.

          "NOTICE OF CC PURCHASE WAIVER" shall have the meaning specified in
Section 3.6.

          "OFFICER'S CERTIFICATE" shall mean a certificate signed in the Issuer's name by any one of the Senior Officers.

          "OP UNITS" shall mean units of limited partnership in the Issuer.

          "OPTION COURSES AGREEMENT" shall mean that certain Option Courses Agreement, as amended, dated as of August 18, 1993, among David G. Price, certain of his affiliates, AGC and the Issuer pursuant to which the Issuer has the option to acquire four golf courses form David G. Price and his affiliates.

          "ORDER" shall mean any order, writ, injunction, decree, judgment, award, determination, direction or demand.

          "OTHER AGREEMENTS" shall have the meaning specified in Section 1.2.

          "OTHER PURCHASERS" shall have the meaning specified in Section 1.2.

          "PARTNERSHIP AGREEMENT" shall mean the Agreement of Limited Partnership of National Golf Operating Partnership, L.P. dated as of August 18, 1993, as it may be from time to time amended, modified or supplemented in accordance with its terms.

          "PARTNERSHIP EQUITY" shall mean, as at any date, the aggregate of the amounts which would, in accordance with GAAP, appear on a consolidated balance sheet of the Issuer and its Restricted Subsidiaries as of such date (after exclusion of outside minority interests in such Subsidiaries as (i) the contributions with respect to partnership interests (net of distributions) plus(ii) retained earnings.

          "PARTNERSHIP UNITS" shall have the meaning set forth in the Partnership Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "PERMITTED LIENS" shall mean (i) Liens for taxes, assessments or charges of and Governmental Body for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by law and created in the ordinary course of business and Liens on deposits made to obtain the release of such Liens if (x) the underlying obligations are not overdue for a period of more than 60 days or (y) such Liens are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP; (iii) Liens (other than any Lien imposed under ERISA) incurred on deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than the repayment of Debt), statutory obligations and other similar obligations or arising as a result of progress payments under contracts; (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Issuer or its Restricted Subsidiaries and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Issuer or its Restricted Subsidiaries; (v) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any Governmental Body having jurisdiction; (vi) any attachment or judgment Lien unless it constitutes an Event of Default; and (vii) other Liens incidental to the conduct of the business or the ownership of the property of the Issuer or a Restricted Subsidiary which were not incurred in connection with borrowed money and which do not in the aggregate materially detract the value of the property or materially impair the use thereof in the operation of the business and which, in any event, do not secure obligations aggregating in excess of $250.000.

          "PERSON" shall include an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

          "PLAN" shall mean any employee benefit plan, as defined in Section 3(3) of ERISA, other than a Multiemployer plan.

          "PROPERTIES" shall have the meaning specified in Section 7.19.

          "PROPRIETARY RIGHTS" shall have the meaning specified in Section 7.13.

          "REPORTABLE EVENT" shall mean a reportable event, as defined in
Section 4043 of ERISA, to the extent that the reporting of such event to the PBGC has not been waived.

          "REQUISITE PERCENTAGE" shall mean 60% during the period from the date hereof through December 15, 1996, 40% during the period from December 16, 1996 through December 15, 1997, 20% from December 16, 1997 through December 15, 1998 and zero thereafter.

          "RESTRICTED SUBSIDIARIES" shall mean all Subsidiaries of the Issuer except for those Subsidiaries designated by the Issuer as Unrestricted Subsidiaries.

          "REVOLVING FACILITY" shall mean the $40 million credit facility extended to the Issuer by Bank of America National Trust and Savings Association under a Credit Agreement dated as of September 29, 1993, bearing interest at any one of three interest rate bases as elected at the time the facility is drawn, maturing (as of the date hereof) on September 1, 1996 and any other revolving facility extended to the Issuer in addition thereto or in substitution therefor.

          "SALE AND LEASE BACK TRANSACTION" shall mean any arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any real or tangible personal property (or providing for the liability of the Issuer or any Restricted Subsidiary as guarantor or surety with respect to the lessee's obligations under any such lease), which property (or comparable property) has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary in contemplation of such leasing.

          "SECOND CLOSING" shall have the meaning specified in Section 1.3.

          "SECOND CLOSING DATE" shall have the meaning specified in Section 1.3.

          "SECRETARY'S CERTIFICATE" shall mean a certificate signed by the Secretary of the Issuer.

          "SECURED DEBT" shall mean any Debt of the Issuer or any Subsidiary of the character described in clause (i), (iii) or (vi) of the definition of Debt set forth in this Section secured by any Lien or payable out of the proceeds or production from property now owned or hereafter acquired by the Issuer or any Restricted Subsidiary.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SENIOR OFFICERS" shall mean the Chairman (if an officer), President, Executive Vice President, Chief Financial Officer or Treasurer of the General Partner of the Issuer or any Senior Officer as defined in the Guaranty.

          "SERIES A NOTES" shall have the meaning specified in the Recitals.

          "SERIES A-1 NOTES"  shall have the meaning specified in the Recitals.

          "SERIES A-2 NOTES"  shall have the meaning specified in the Recitals.

          "SERIES A-3 NOTES"  shall have the meaning specified in the Recitals.

          "SERIES B NOTES"  shall have the meaning specified in the Recitals.

          "SHORT-TERM DEBT" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, all Debt of such Person, whether secured or unsecured, which matures on demand or has a final maturity less than one year after the date of determination unless such Debt constitutes Funded Debt pursuant to the terms hereof.

          "SPECIFIED DEBT" shall mean the Notes, the Revolving Facility, the Debt owned to NationsBank described in Part II(b) of Schedule 7.17 and the Debt owed to HCI(America), Inc. described in Part II(a) of Schedule 7.17.

          "STATE" shall mean the State or Commonwealth in which the property is located.

          "SUBSEQUENT LEASES" shall mean all leases for golf courses and related facilities, pursuant to which the Issuer or any Subsidiary is the lessor, that are not Existing Leases.

          "SUBSIDIARY" shall mean any corporation or limited liability company of which the Issuer owns or controls, directly or indirectly, more than 50% of the Voting Stock or any partnership, joint venture or other entity in which the Issuer owns or controls, directly or indirectly, more than a 50% equity interest.

          "TRUST"  shall have the meaning specified in the  Recitals.

          "TRUST NOTE PURCHASE AGREEMENTS" shall have the meaning specified in the Recitals.

          "TRUST NOTES" shall have the meaning specified in the Recitals.

          "UNRESTRICTED SUBSIDIARIES" shall mean all Subsidiaries of the Issuer designated as Unrestricted Subsidiaries in a written notice to you and the Other Purchasers.

          "VOTING STOCK" as applied to any corporation or limited liability company shall mean all shares of any class or classes (however designated), or other securities of such corporation or limited liability company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          "WEIGHTED AVERAGE LIFE TO MATURITY." as applied to any Debt at any date, shall mean the number of years obtained by dividing (a) the then outstanding principal amount of such Debt into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one twelfth) which will elapse between such date and the date on which such payment is to be made.

          "WHOLLY-OWNED SUBSIDIARY" shall mean any Restricted Subsidiary all of the equity interests of which are owned by the Issuer or another Wholly-Owned Subsidiary.

          "WITHDRAWAL LIABILITY" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

          9.2  ACCOUNTING TERMS.  All accounting terms herein which are not
               ----------------
expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements shall be prepared in accordance with GAAP.

     10.  REGISTRATION, TRANSFER AND EXCHANGE OF NOTES.  The Issuer shall keep
          --------------------------------------------
at its expense at its office maintained pursuant to Section 6.13 a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall give to any holder of Notes that is an institutional investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          Subject to Section 1.9 hereof, whenever any Note or Notes shall be surrendered at such office of the Issuer for transfer or exchange, accompanied (if so required by the Issuer) by an appropriate written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing, the Issuer will execute and deliver within five Business Days, at the Issuer's expense, in exchange therefor a new Note or Notes, in denominations of at least $500,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the surrendered Note is not evenly divisible by, or is less than, $500,000), as may be requested by such holder, in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered. Each such new Note shall be payable to such Person as such issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange.

          The Issuer and any agent of the Issuer may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of the principal of and premium (if any) and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue.

     11.  LOST NOTES, ETC.  Upon receipt by the Issuer of evidence reasonably
          ---------------
satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any

Note and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon surrender of such Note for cancellation, if mutilated, the Issuer will deliver within five Business Days in lieu of such Note a new Note in a like unpaid principal amount, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note.

          Notwithstanding the foregoing provisions of this Section, if any Note of which you or any other institutional holder is the owner is lost, stolen or destroyed, then your or such holder's written statement as to such ownership of and loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Issuer of a new Note in lieu of such Note (or as a condition to the payment thereof, if due and payable) other than your or such holder's unsecured written agreement to indemnify the Issuer.

     12.  AMENDMENT AND WAIVER.  (a) Any term, covenant, agreement or condition
          --------------------
of this Agreement or of the Notes may, with the consent of the Issuer, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the holder or holders of at least 66-2/3% in aggregate unpaid principal amount of all Notes at the time outstanding (exclusive of Notes held by the Issuer, its Subsidiaries or Affiliates), except as otherwise provided in clause (b) of this Section 12, provided, however, that:
--------  -------

                    (i) no such amendment or waiver shall change the rate, extend the time of payment or change the method of computation of interest on any of the Notes, or change the time or amount of any prepayment or payment of principal or otherwise modify any of the provisions of this Agreement, the Other Agreements or of the Notes with respect to the payment or prepayment or purchase thereof, or release or terminate the Guaranty, or change the percentage of holders of Notes required to approve any such amendment or effectuate any such waiver, without the consent of the holders of all the Notes then outstanding;

                    (ii)   no amendment or waiver of any of the provisions of
     Section 1, 2, 3, 7, 12(a) 13 or 15.10 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing; and

                    (iii) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

          (b) The holder or holders of at least 51% in aggregate unpaid principal amount of all Notes at the time outstanding (exclusive of Notes held by the Issuer, its Subsidiaries or Affiliates) may waive the provisions of Section 6.10 hereof to the extent necessary to permit (i) the payment of any dividend or distribution in such amount as may be necessary to maintain the Guarantor's status as a real estate investment trust as required by the Code or to avoid the imposition of federal or state income or excise tax on the Guarantor, or (ii) the redemption or repurchase of any partnership interest or shares of capital stock so as to preclude concentration of ownership potentially disqualifying the Guarantor as a real estate investment trust or potentially disqualifying income as rents from real property; provided, that, no such amendment or waiver shall be
                         --------  ----
     effective unless, at the time of and immediately after effect has been given to such declaration and the making of such Distribution as referred to in Section 6.10, no condition or event shall exist which constitutes a Default or Event of Default under the terms of Sections 8.1(a),(b),(f) or
     (g) hereof.

          (c) Any amendment or waiver pursuant to clause (a) or (b) of this Section shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Issuer, in each case whether or not a notation thereof shall have been placed on any Note.

          (d) The Issuer will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Notes as consideration for or as an inducement to the entering into by any holder of the Notes of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding even if such holders did not consent to such waivers or amendments.

          (e) The Issuer will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 12 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     13.  PAYMENTS ON NOTES.
          -----------------

          13.1  PLACE OF PAYMENT.  Subject to Section 13.2, payments of
                ----------------
principal, Makewhole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City at the Citibank in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          13.2  HOME OFFICE PAYMENT.  Notwithstanding anything to the contrary
                -------------------
in this Agreement or the Notes, so long as you or any nominee designated by you shall be the holder of any Note, the Issuer shall punctually pay all amounts which become due and payable on such Note to you at your address and in the manner set forth in Annex 1, or at such other place within the United States and in such other manner as you may designate for the purpose by notice to the Issuer, without presentation or surrender of such Note or the making of any notation thereon, except that any Note paid or prepaid in full shall, following such payment or prepayment, be surrendered to the Issuer for cancellation, upon its request therefor, at the office maintained by the Issuer pursuant to Section
6.13 or at the place of payment specified in the Notes. You agree that prior to the sale, transfer or other disposition of any such Note, you will make a notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon, or surrender the same in exchange for a Note or Notes aggregating the same principal amount as the unpaid principal amount of the Note so surrendered. The Issuer shall enter into an agreement similar to that contained in the first sentence of this Section with any other institutional holder of outstanding Notes (or nominee thereof) who shall make with the Issuer an agreement similar to that contained in the second sentence of this Section.

     14.  LIABILITIES OF PURCHASER.  Neither this Agreement nor any disposition
          ------------------------
of any of the Notes shall be deemed to create any liability or obligation on your part or that of any other holder of any Note to enforce any provision hereof or of any of the Notes for the benefit or on behalf of any other Person who may be the holder of any Note.

     15.  MISCELLANEOUS.
          -------------

          15.1 EXPENSES.  Whether or not the transactions contemplated hereby
               --------
are consummated, the Issuer shall (a) pay the reasonable fees and disbursements of your special counsel and of any local counsel for any services rendered in connection with such transactions or in connection with any actual or proposed amendment, waiver or consent (whether or not the same becomes effective) with respect to this Agreement, the Other Agreements or the Notes, and all other reasonable expenses in connection therewith (including, without limitation, document production and reproduction expenses); (b) reimburse you for your reasonable out-of-pocket expenses in connection with such transactions and the exercise of your rights hereunder and thereunder, and each such actual or proposed amendment, waiver or consent (whether or not the same becomes effective), and any items of the character referred to in clause (a) which shall have been paid by you and pay the cost of transmitting the Notes (insured to your satisfaction) to your principal office upon the issuance thereof; (c) pay, and save you and each subsequent holder of any Note harmless from and against, any and all liability and loss with respect to or resulting from the non-payment or delayed payment of any and all placement fees and other liability to pay any agent or finder in connection with the sale of the Notes to you; (d) pay all taxes (including interest and penalties but exclusive of any and all franchise, income or gross receipt taxes imposed upon you or any other holder of any Notes) which may be payable in respect of the execution and delivery (but not the transfer) of any of the Notes or of any amendment of, or waiver or consent under or with respect to, this Agreement, the Other Agreements or of any of the Notes and save you and all subsequent holders of the Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax; (e) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Other Agreements or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Other Agreements or the Notes, or by reason of being a holder of any Note; and
(f) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Issuer or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The obligations of the Issuer under this Section shall survive payment and transfer of any Notes.

          15.2 RELIANCE ON AND SURVIVAL OF REPRESENTATIONS.  All agreements,
               -------------------------------------------
representations and warranties of the Issuer herein and in any certificates or other instruments delivered pursuant to this Agreement and all representations and warranties of the Issuer contained in the Assumption Agreements and in any certificate or other instruments delivered pursuant thereto shall (a) be deemed to be material and to have been relied upon by you, notwithstanding any investigation heretofore or hereafter made by you or on your behalf and (b) survive the execution and delivery of this Agreement and the delivery of the Notes to you. Your representations set forth in Sections 1.5 and 1.7 shall also survive the execution and delivery of this Agreement and shall be deemed to have been relied upon by the Issuer.

          15.3 SUCCESSORS AND ASSIGNS.  All covenants and agreements in this
               ----------------------
Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note), except that, in the case of a successor to the Issuer by consolidation or merger or a transfer of its assets, this Agreement shall inure to the benefit of such successor or transferee only if it becomes such in accordance with Section 6.5(c); provided, however, that
                                                      --------  -------
you shall not be obligated to purchase any Notes on either of the Closing Dates from any Person other than the existing National Golf Operating Partnership, L.P., a Delaware limited partnership. The provisions of this Agreement are intended to be for the benefit of all holders from time to time of the Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign.

          15.4 NOTICES.  All notices and communications provided for hereunder
               -------
shall be in writing and sent by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or by registered or certified mail with return receipt requested (postage prepaid), or by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:.

                 (i) if to you or your nominee, to you or it at the address specified for such communications in Annex I, or at such other address as you or it shall have specified to the Issuer in writing,

                (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or

               (iii) if to the Issuer, to the Issuer at its address set forth at the beginning hereof to the attention of the President, or at such other address as the Issuer shall have specified to the holder of each
          Note in writing.

Notices under this Section 15.4 will be deemed given only when actually received.

          15.5 LAW GOVERNING.  This Agreement and the Notes shall be governed by
               -------------
and construed in accordance with the laws of the State of New York.

          15.6 FORUM.
               -----

               (a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. THE ISSUER, YOU AND EACH OF THE OTHER PURCHASERS WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM
                                                                        -----
NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH
--------------
COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

               (b) Nothing contained in this Section shall preclude you or any of the Other Purchasers from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where the Issuer or any of its assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

          15.7 WAIVER OF JURY TRIAL.  EACH OF THE ISSUER, YOU AND THE OTHER
               --------------------
PURCHASERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          15.8  HEADINGS, ETC.  The headings in this Agreement are for
                -------------
convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

          15.9  ENTIRE AGREEMENT.  This Agreement embodies the entire agreement
                ----------------
and understanding between you and the Issuer regarding the Notes and supersedes all prior agreements and understandings relating to the subject matter hereof, including the Issuer Note Purchase Agreements, the Trust Note Purchase Agreements and Black Lake Note Purchase Agreements each of which shall be or deemed fully performed, with the exception that the covenant of each of the Trust and Black Lake to maintain its existence in Section 4.4(a), the covenant of each of the Trust and Black Lake to maintain an office in the last sentence of Section 4.3 and the covenants of each of the Trust and Black Lake in Section 8 of each of the Trust Note Purchase Agreements and Black Lake Note Purchase Agreements, as the case may be, shall survive and continue in full force and effect, that all representations and warranties made by the Trust or Black Lake shall survive and that the obligations of the Trust and Black Lake under the Trust Notes and the Black Lake Notes shall continue in full force and effect.

          15.10 SUBSTITUTE OF PURCHASER.  You shall have the right to substitute
                -----------------------
a subsidiary wholly-owned by you as a purchaser of any or all of the Notes to be purchased by you on any of the Closing Dates by written notice delivered to the Issuer, which notice shall be signed by both you and such subsidiary and shall contain such subsidiary's agreement to be bound by this Agreement and a confirmation by such subsidiary of the accuracy with respect to it of the representations set forth in Sections 1.5 to 1.8; provided, however, that such
                                                  --------  -------
agreement may contain a statement to the effect that such subsidiary at all times has the right to sell the Notes being purchased by it to you. The Issuer agrees that, upon receipt of such notice and except to the extent otherwise specified therein, wherever the word "you" is used in this Agreement, such word shall be deemed to refer to such subsidiary in lieu of you. If any subsidiary has been substituted as a purchaser of any Notes and shall subsequently transfer such Notes to you, then you will thereafter be liable for all obligations and entitled to all the rights and benefits of the purchaser of the Notes under this Agreement.

          15.11 COUNTERPARTS.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          15.12 PAYMENTS DUE ON NON-BUSINESS DAYS.  Anything in this Agreement,
                ---------------------------------
the Other Agreements or the Notes to the contrary notwithstanding, any payment of principal of or Makewhole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, unless such payment is the payment due on the maturity date of any Note, in which case the period of such extension shall be included in the computation of the interest payable on such Business Day.

          15.13 REPRODUCTION OF DOCUMENTS.  This Agreement and all documents
                -------------------------
relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closings (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Issuer agrees and stipulates that, to the extent.

permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 15.13 shall not prohibit the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

          15.14 SEVERABILITY.  Any provision of this Agreement that is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          15.15 CONSTRUCTION.  Each covenant contained herein shall be construed
                ------------
(absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        NATIONAL GOLF OPERATING
                                        PARTNERSHIP, L.P.

                                             By: National Golf Properties Inc.,
                                                 as General Partner


                                             By:  /s/ Edward R. Sause
                                                --------------------------------
                                             Name:  Edward R. Sause
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

The foregoing Agreement is hereby accepted as of the date first above written:

AUSA LIFE INSURANCE COMPANY, INC.


By:    /s/ Gregory W. Theobald
   --------------------------------------
   Name:   Gregory W. Theobald
   Title:  VP & Asst. Secretary

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        NATIONAL GOLF OPERATING
                                        PARTNERSHIP, L.P.

                                             By: National Golf Properties Inc.,
                                                 as General Partner


                                             By:  /s/ Edward R. Sause
                                                --------------------------------
                                             Name:  Edward R. Sause
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

The foregoing Agreement is hereby accepted as of the date first above written:

PFL LIFE INSURANCE COMPANY


By:    /s/ Gregory W. Theobald
   --------------------------------------
   Name:   Gregory W. Theobald
   Title:  VP & Asst. Secretary

     If you are in agreement with the foregoing, please sign the form of acceptance in the space the provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.


                                   Very truly yours,

                                   NATIONAL GOLF OPERATING
                                   PARTNERSHIP, L.P.

                                        By: National Golf Properties, Inc.,
                                            as General Partner


                                        By: /s/ Edward R. Sause
                                            ------------------------------
                                        Name:   Edward R. Sause
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

The foregoing Agreement is hereby accepted as of the date first above written:

JEFFERSON-PILOT LIFE INSURANCE
COMPANY

By: /s/ Robert E. Whalen
    ------------------------------------
    Name:   Robert E. Whalen, II
    Title:  Second Vice President

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                   Very truly yours,

                                   NATIONAL GOLF OPERATING
                                   PARTNERSHIP, L.P.

                                     By: National Golf Properties, Inc.,
                                         as General Partner



                                     By: /s/ Edward R.Sause
                                        ---------------------------------
                                     Name:   Edward R. Sause
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

The foregoing Agreement is hereby accepted as of the date first above written.

JOHN ALDEN LIFE INSURANCE
COMPANY

By: /s/ Michael E. Halligan
   --------------------------------------
   Name:  MICHAEL E. HALLIGAN
   Title: VICE PRESIDENT

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                        Very truly yours,

                                        NATIONAL GOLF OPERATING
                                        PARTNERSHIP, L.P.

                                          By: National Golf Properties, Inc.,
                                              as General Partner


                                          By: /s/ Edward R. Sause
                                             ---------------------------------
                                          Name:   Edward R. Sause
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

The foregoing Agreement is hereby accepted as of the date first above written:
JOHN ALDEN ASSET MANAGEMENT COMPANY AS INVESTMENT ADVISOR FOR

OXFORD LIFE INSURANCE COMPANY

By: /s/ Michael E. Halligan
   -----------------------------------
   Name:  MICHAEL E. HALLIGAN
   Title: VICE PRESIDENT

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                   Very truly yours,

                                   NATIONAL GOLF OPERATING
                                   PARTNERSHIP, L.P.

                                        By: National Golf Properties, Inc.,
                                            as General Partner


                                        By: /s/ Edward R. Sause
                                            -------------------------------
                                        Name:  Edward R. Sause
                                        Title: Executive Vice President and
                                               Chief Financial Officer


The foregoing Agreement is hereby accepted as of the date first above written:

THE MINNESOTA MUTUAL LIFE
INSURANCE COMPANY

By: /s/ Guy M. de Lambert
    ------------------------------
    Name:  Guy M. de Lambert
    Title: Second Vice President

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                   Very truly yours,

                                   NATIONAL GOLF OPERATING
                                   PARTNERSHIP, L.P.

                                        By: National Golf Properties, Inc.,
                                            as General Partner


                                        By: /s/ Edward R. Sause
                                            -------------------------------
                                        Name:  Edward R. Sause
                                        Title: Executive Vice President and
                                               Chief Financial Officer


The foregoing Agreement is hereby accepted as of the date first above written:

NATIONAL LIFE INSURANCE COMPANY

By:  /s/ Scott Higgins
     ------------------------------
     Name:  R. Scott Higgins
     Title: Vice President,
            National Life Investment Management
            Company, Inc.

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                   Very truly yours,

                                   NATIONAL GOLF OPERATING
                                   PARTNERSHIP, L.P.

                                        By: National Golf Properties, Inc.,
                                            as General Partner


                                        By: /s/ Edward R. Sause
                                            -------------------------------
                                        Name:  Edward R. Sause
                                        Title: Executive Vice President and
                                               Chief Financial Officer


The foregoing Agreement is hereby accepted as of the date first above written:

LIFE INSURANCE COMPANY OF THE
SOUTHWEST

By:  /s/ Scott Higgins
     ------------------------------
     Name:  R. Scott Higgins
     Title: Vice President
            Natioanl Life Investment
            Management Company, Inc.

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                         Very truly yours,

                                         NATIONAL GOLF OPERATING
                                         PARTNERSHIP, L.P.

                                           By: National Golf Properties, Inc.,
                                               as General Partner

                                           By: /s/ Edward R. Sause
                                              ----------------------------------
                                           Name:  Edward R. Sause
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


The foregoing Agreement is hereby accepted as of the date first above written:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA


By: /s/ G. W. MacCORDY
   -----------------------------------
   Name:  GREGORY W. MacCORDY
   Title: DIRECTOR-PRIVATE PLACEMENT

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below on the accompanying counterparts of this Agreement and return one of the same to the Issuer, whereupon this instrument shall become a binding agreement between you and the Issuer.

                                   Very truly yours,

                                   NATIONAL GOLF OPERATING
                                   PARTNERSHIP, L.P.

                                   By: National Golf Properties, Inc.,
                                       as General Partner


                                   By: /s/ Edward R. Sause
                                       -------------------------------
                                   Name:  Edward R. Sause
                                   Title: Executive Vice President and
                                          Chief Financial Officer


The foregoing Agreement is hereby accepted as of the date first above written:

THE TRAVELLERS INSURANCE COMPANY

By: /s/ T.M. Torrey
    ------------------------------
Name:  TERESA M. TORREY
Title: SECOND VICE PRESIDENT